                             LOOMIS SAYLES FUNDS
                                 EQUITY FUNDS

                                   o  o  o

                              SEMI-ANNUAL REPORT
                                JUNE 30, 1998

                                o Core Value Fund
                                  o Growth Fund
                           o International Equity Fund
                              o Mid-Cap Growth Fund
                              o Mid-Cap Value Fund
                             o Small Cap Growth Fund
                             o Small Cap Value Fund
                             o Strategic Value Fund
                                o Worldwide Fund

                            A Family of No-Load Funds

                                     LOOMIS
                                     ------
                                     SAYLES
                                     ------
                                     FUNDS
                                     -----

                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                617 o 482 o 2450

--------------------------------------------------------------------------------
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


Corporate Overview.......................................................    1

Letter from the President, Loomis Sayles Funds...........................    2

Letter from the President, Loomis Sayles Distributors, L.P...............    3

Economic and Market Overview.............................................    4

Institutional Class Total Return vs. Lipper Category and
 Lipper Category Index ..................................................    6

Fund and Manager Reviews.................................................    8

Portfolio of Investments.................................................   26

Statements of Assets and Liabilities.....................................   60

Statements of Operations.................................................   62

Statements of Changes in Net Assets......................................   64

Financial Highlights.....................................................   74

Notes to Financial Statements............................................   90

Board of Trustees and Officers...........................................  101

--------------------------------------------------------------------------------
     CORPORATE OVERVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------

Loomis Sayles Funds is a Boston-based family of 17 no-load mutual funds advised by Loomis, Sayles & Company, L.P. At Loomis Sayles Funds, we follow a simple-strategy -- we pay close attention to what we hear from our clients and the marketplace, then work to deliver high-quality products and services that exceed expectations.

Our "listening harder" creed lets us design products and services that truly answer our clients' needs. We offer a broad range of no-load funds to complement your investment objectives and strategies. We believe we run one of the most responsive support organizations in the business, providing timely information and insightful solutions.

Beyond that, we're structured to take advantage of our institutional heritage. The research department at Loomis, Sayles & Company L.P. provides our portfolio managers with the fundamental research they need to make sound investment decisions. Our portfolio managers not only manage mutual funds - they manage large institutional accounts that demand and appreciate the style consistency that follows from our disciplined investment approach.

FOR INFORMATION ABOUT:

    o Establishing an account
    o Account procedures and status
    o Exchanges
    o Shareholder services

PHONE 800-626-9390

FOR ALL OTHER INFORMATION ABOUT THE FUNDS:
PHONE 800-633-3330

To request any of the following, press or say the number

     |1|  Literature and Information

     |2|  Net Asset Values and Yields

     |3|  Speak to a Marketing Representative

     |4|  Advisory and Broker/Dealer Services

     |5| Institutional and High Net Worth Operations, Trading and Client Services

As always, we are interested in your comments about the job we are doing and in answering any questions you may have. For more complete information about any of the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                          [Photo of Daniel J. Fuss]
                                              Daniel J. Fuss

Federal Reserve Board Chairman Alan Greenspan, recently remarked before Congress that he had been in the economic forecasting business for over fifty years and felt he could forecast reasonably well, but "this is a tough one". I'm sure Chairman Greenspan would be happy to know that I agree with him. This is a tough one. Many are able to discern the obvious economic guideposts and extrapolate what might happen in the markets. Of course, the trouble with forecasting is none of us know what may lurk around the corner.

My letter to you of last year spoke about many of the same issues we face today. So much has happened in the intervening year, and yet it is remarkable how little has changed.

Fortunately, the world is still at peace and that's particularly good for worldwide financial markets. However, the Indian and Pakistani nuclear testing has jarred complacency about peace and the political instability in Indonesia is also very unsettling.

There is abundant liquidity in the markets, which has recently become more unevenly distributed. Currently, there's a lot of money in what are perceived to be "safe" investments - U.S. Treasuries and the familiar names of large capitalization stocks, while more risky areas have much less. Liquidity in the system always invites mischief. Savvy money managers, looking for quick money, are shorting thinly traded currencies of countries with weak economies. This increases the risk to those countries and has hampered their attempts at economic recovery in the longer term.

On the home front, the U.S. economy remains strong. But without clear signs of resurgent inflation or serious economic repercussions from the Asian crisis, the Federal Reserve seems reluctant to take significant monetary policy actions. Valuation levels on equities seem high, particularly as earnings growth is likely to slow. Large cap stocks have had a good run in this bull market, but the margin for error is higher now. This puts a premium on paying close attention to your investments and remaining well diversified. Diversifying into fixed income assets could be a prudent move for many.

Markets go up and markets go down. That is their nature. It's always been tough to say just when. We can see the signs and evaluate the risks, but it's hard to know just when to expect the unexpected.

Thanks for investing with us.

Sincerely,

/s/ Daniel J. Fuss
Daniel J. Fuss
President,
Loomis Sayles Funds

--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS,
--------------------------------------------------------------------------------

                                       [Photo of John F. Yeager, III]
                                            John F. Yeager, III

One of the basic principles of investing is to broadly diversify investment holdings in stocks, bonds, money market instruments and the like. With the strong run-up of the equity markets, your portfolio's exposure to stocks may be increased enough to warrant adjustment. And with growing uncertainty over the sustainability of this market, now may be a propitious time to consider the merits of fixed income investments.

As you know, Loomis Sayles Funds has a wide range of fixed income funds, which can help you rebalance your portfolio's investment allocation and risk profile. Loomis Sayles is known for our fixed income capabilities. Fundamental research is the cornerstone of both our fixed income and equity investment process. Our fixed income research department studies bonds in the same manner as other firms research stocks - by understanding industry dynamics, company specifics of bond issuers, "crunching" the financials of the issuer and meeting with management.

Our approach to managing fixed income is value-oriented. We seek to provide superior long-term total rates of return, including capital gains potential, by focusing on undervalued, preferably "discount" fixed income securities from around the world.

We offer a comprehensive range of fixed income funds. The Loomis Sayles Short-Term Bond Fund, U.S. Government Securities Fund, Global Bond Fund and our well-known Bond Fund, managed by Dan Fuss, all had top quartile performance and our Municipal Bond Fund was in the top half of its peer group, as ranked by Lipper Analytical Services, Inc.*. We recently added three new fixed income funds, Intermediate Maturity Bond Fund, Investment Grade Bond Fund and High Yield Fund, managed by Dan Fuss and his team, to complement our existing funds.

Whether it's your intention to conservatively add bonds, or to significantly increase fixed income risk to your portfolio, we have a fund that meets your needs. Please call us, or visit our new website at www.loomissayles.com to learn more about our fixed income capabilities.

Sincerely,


/s/ John F. Yeager, III
John F. Yeager, III

President,
Loomis Sayles Distributors, L. P.

*For the five-year period ended 6/30/98, the following are the Loomis Sayles
 Funds rankings within the appropriate Lipper categories:
    Short-Term Bond Fund ranked 9/50 Short Investment Grade Debt Category U.S. Government Securities Fund ranked 2/96 General U.S. Government Category
    Global Bond Fund ranked 5/57 Global Income Category
    Bond Fund ranked 1/40 Corporate BBB Debt Category
    Municipal Bond Fund ranked 50/124 General Municipal Debt Category

--------------------------------------------------------------------------------
     ECONOMIC AND MARKET OVERVIEW
--------------------------------------------------------------------------------

THE LOOMIS SAYLES FUNDS SEMI-ANNUAL REPORT
ECONOMIC AND MARKET OVERVIEW -- 1998
------------------------------------------------------------------------------

STOCKS
During the first half of 1998, the U.S. stock market kept up its record pace as the Standard & Poor's 500 Index gained 17.71%. This upward trend has become so routine that many investors are beginning to expect these kinds of returns as a matter of course. Even though the S&P 500 Index has gained at least 20% in each of the past three calendar years, investors surveying the scene in early 1998 had plenty of issues to be concerned about.

1ST QUARTER
In Asia, political, economic and market turmoil combined to create a volatile environment. Economic contraction in nearly all of Asia led to a freefall in Asian financial markets and tremendous devaluation in their currencies. In response, capital fled Asian markets in search of markets considered safe. Liquidity dried up in Asian markets and eventually impacted portions of the U.S. market. Asian markets gained back some of the ground they lost in late 1997, but remained shaky.

Strong U.S. economic growth continued throughout the first half of the year. With the economic expansion in its sixth year, domestic investors still seem willing to bet that U.S. companies can continue to grow earnings. Despite this growth and a tight labor market, the Federal Reserve Bank hasn't raised short-term rates. While no one is privy to the specifics of the decision, it must certainly be influenced by the remarkably low U.S. inflation statistics, the potential of the Asian slowdown to drag down the U.S. economy and the potential for higher interest rates to increase capital flow from the already damaged Asian economies.

The robust U.S. economy, low interest rates and some reassuring news on corporate earnings helped the equity market to a strong first quarter, with the S&P 500 Index gaining a spectacular 13.95%. However, small cap stocks lagged large cap stocks, as the Russell 2000 Index gained a respectable 10.06% for the first three months of the year.

2ND QUARTER
Asia continued to make headlines in the second quarter and most of the Asian market gains from earlier in the year were given back. Political unrest in Indonesia led to the resignation of long-time ruler Suharto. India and Pakistan revived concerns of a nuclear arms race on the subcontinent with testing of their new atomic capabilities. To compound this, Japan, Asia's largest economy, seemed unable to grapple with its failing economy. Despite intervention in the foreign exchange markets by the United States, the Japanese yen fell to new lows versus the U.S. dollar. Concerned investors now worry that China might devalue its currency, the yuan, which in turn could incite another round of economic turmoil.

Against this backdrop, the U.S. bond market rallied, buoyed by a flight to quality that has helped U.S. Treasuries. The yield on the 30-year Treasury bond hit a new low of 5.62%. Falling bond yields and a preference for high-profile companies, perceived to be "safe", led large cap growth stocks to far outpace the rest of the market. The S&P Barra Growth Index gained 5.84% during the second quarter, while the S&P Barra Value Index gained only 0.41%. In general, small cap stocks lost ground in the second quarter, with the Russell 2000 Index posting a return of -4.66%. Liquidity in the market has shifted to areas considered "safe", particularly within North America and Europe.

The economic scene at the end of June looks a lot like it did at the beginning of the year. There appears to be tension between solid economic growth in North America and Europe and the crisis in Asia. So far, the crisis has had a mixed impact here in the U.S. Falling energy prices, increased imports and lower interest rates have helped the economy to remain strong, while avoiding price inflation. This positive cycle has helped the economy maintain a fine balance of growth, low inflation and falling interest rates. The strength of the economy has helped to sustain earnings growth, which fuels the stock market rally. However, the Asian crisis, the strike at GM and the long-term nature of this economic expansion could put a damper on growth. Federal Reserve Bank Chairman, Alan Greenspan, has noted that he is keeping a close eye on inflationary pressures. The continued life of the bull market will be affected by how well that balance is kept.

--------------------------------------------------------------------------------
     INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

TOTAL RETURN(1) VS. LIPPER CATEGORY AND
LIPPER CATEGORY INDEX(2)
--------------------------------------------------------------------------------
                                 CORE             GROWTH        INTERNATIONAL
                                VALUE              FUND            EQUITY
--------------------------------------------------------------------------------
YEAR TO DATE
    Loomis Sayles                8.90              9.82               8.85
    Lipper                      12.11             15.10              15.50
    Rank                      587 of 755       801 of 1012         490 of 544
    Percentile                    78                80                 91
    Lipper Category Index       11.62             15.57              15.81

ONE YEAR
    Loomis Sayles               19.36             25.70              -1.64
    Lipper                      22.86             25.38               8.19
    Rank                      486 of 669        485 of 884         419 of 480
    Percentile                    73                55                 88
    Lipper Category Index       22.14             28.27               9.00

THREE YEARS
    Loomis Sayles               24.14             21.78               7.94
    Lipper                      24.74             23.85              12.78
    Rank                      259 of 432        398 of 560         245 of 292
    Percentile                    60                72                 84
    Lipper Category Index       24.30             24.79              15.12

FIVE YEARS
    Loomis Sayles               19.59             16.48              11.05
    Lipper                      18.93             18.91              12.22
    Rank                      114 of 275        266 of 338         79 of 134
    Percentile                    42                79                 59
    Lipper Category Index       18.98             19.47              13.53

MODIFIED INCEPTION(3)
    Loomis Sayles               16.58             15.30               9.20
    Lipper                      16.66             16.59              10.59
    Rank                      103 of 186        163 of 231          40 of 63
    Percentile                    56                71                 64
    Lipper Category Index       16.79             16.99              11.15

ACTUAL INCEPTION(4)
    Loomis Sayles               17.31             16.24               9.05

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total return shown reflects, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.

(2) Lipper category total return represents the average total return for all funds in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. The Lipper Category Index total return represents the average total return for 30 funds, or 10 funds for the Global Flex Portfolio Index, in each Fund's corresponding investment category as determined by Lipper Analytical Services, Inc. Rankings are based on the total return of each Fund for the period relative to the total return of all funds in that Fund's corresponding investment category.*

*Source: Lipper Analytical Services.

------------------------------------------------------------------------------

  Mid-Cap       Mid-Cap     Small Cap    Small Cap    Strategic
   Growth        Value       Growth        Value        Value       Worldwide
--------------------------------------------------------------------------------

    9.05         8.07         11.22        2.90         10.71         -0.10
   10.66         10.66        6.45         6.45         15.10         9.16
 175 of 325   204 of 325    82 of 621   467 of 621   769 of 1012    90 of 91
     54           63           14           76            76           99
   12.20         12.20        6.45         6.45         15.57         8.21

   24.77         20.06        29.21        14.73        13.96         -1.59
   22.22         22.22        17.63        17.63        25.38         11.34
 104 of 284   181 of 284    39 of 524   335 of 524    774 of 884    84 of 87
     37           64            8           64            88           97
   21.95         21.95        15.52        15.52        28.27         11.34

     NA           NA           NA          25.82          NA           NA
                                           19.68
                                         37 of 311
                                            12
                                           16.89

     NA           NA           NA          18.63          NA           NA
                                           16.74
                                         56 of 158
                                            36
                                           15.52

   21.46         23.13        20.90        20.23        20.72         5.57
   20.33         20.33        18.12        16.79        27.45         13.37
 117 of 258    94 of 258   172 of 466    11 of 84     659 of 810    69 of 73
     46           37           37           14            82           95
   20.21         20.21        14.44        15.38        29.85         13.87

   21.46         23.13        20.90        20.45        20.72         5.79

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.

(4)  Actual Inception Dates:

     Core Value Fund                                        May 13, 1991
     Growth Fund                                            May 16, 1991
     International Equity Fund                              May 10, 1991
     Mid-Cap Growth Fund                                 December 31, 1996
     Mid-Cap Value Fund                                  December 31, 1996
     Small Cap Growth Fund                               December 31, 1996
     Small Cap Value Fund                                   May 13, 1991
     Strategic Value Fund                                December 31, 1996
     Worldwide Fund                                         May 1, 1996

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
--------------------------------------------------------------------------------

  [Photo of James L. Carroll]
       James L. Carroll

   [Photo of Isaac H. Green]
        Isaac H. Green

[Photo of Jeffrey W. Wardlow]
      Jeffrey W. Wardlow

                     KEY FUND FACTS

                     Objective: Long-term growth of capital and income

                     Strategy: Invests in stocks considered to be undervalued in relation to the issuer's earnings, dividends, assets and growth prospects

                     Fund Inception Date: 5/13/91

                     Commencement of Operations of Class:
                     Institutional - 5/13/91, Retail - 1/2/97

                     Expense Ratio: Institutional - 0.82%, Retail - 1.10%

                     Total Net Assets (all classes): $74.5 MM

PERFORMANCE SUMMARY
The Institutional Class of the Loomis Sayles Core Value Fund produced a total return of 8.90% as compared with 17.71% for the Standard & Poor's 500 Index and 12.11% for the average fund in the Lipper Growth & Income category.

PORTFOLIO REVIEW
During the first half of 1998, the Fund's performance was hindered by the equity market's bias towards growth stocks over value stocks. Our holdings in small capitalization companies also suffered, as large-cap stocks significantly outperformed mid-cap and small-cap issues. Positive influences on the Fund for the first half of the year included strong performance in the financial, basic materials, and communications services sectors.

We seek to invest in companies that we believe are undervalued based on earnings, cash flow, or asset value. The Fund is comprised of large and medium-sized companies and is well diversified by industry type.

PORTFOLIO POSITIONING
The Fund currently is diversified with a modest overweight in consumer cyclicals and capital goods. Consumer staples remain underweighted in the portfolio. The stocks in the portfolio, on average, sell at a 20% discount to the price/earnings ratio of the S&P 500 Index, which is in keeping with our value investment strategy.


/s/ James L. Carroll        /s/ Isaac H. Green          /s/ Jeffrey W. Wardlow
--------------------        ------------------------    -----------------------
James L. Carroll            Isaac H. Green              Jeffrey W. Wardlow

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                      YEAR    1       3        5      SINCE
                                    TO DATE  YEAR   YEARS    YEARS  INCEPTION(a)
--------------------------------------------------------------------------------
Loomis Sayles Core Value Fund
(Institutional)                       8.90   19.36   24.14   19.59    17.31

Loomis Sayles Core Value Fund
(Retail)                              8.74   19.08    N/A     N/A     25.31

Lipper Growth & Income Fund Index(b) 11.62   22.14   24.30   18.98    16.79

S&P 500 Index (c)                    17.71   30.15   30.24   23.08    19.22

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper              S&P
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   09.43             09.54             09.54
9/30/91                   09.72             10.10             10.05
12/31/91                  10.16             10.70             10.89
3/31/92                   10.46             10.69             10.62
6/30/92                   10.48             10.82             10.82
9/30/92                   10.67             11.12             11.16
12/31/92                  11.59             11.73             11.72
3/31/93                   12.18             12.43             12.23
6/30/93                   12.11             12.59             12.29
9/30/93                   12.43             13.15             12.61
12/31/93                  12.97             13.45             12.90
3/31/94                   12.78             13.01             12.41
6/30/94                   12.78             13.08             12.46
9/30/94                   13.33             13.62             13.07
12/31/94                  12.85             13.39             13.07
3/31/95                   14.21             14.44             14.34
6/30/95                   15.49             15.63             15.71
9/30/95                   16.68             16.80             16.96
12/31/95                  17.38             17.56             17.98
3/31/96                   18.24             18.57             18.94
6/30/96                   18.62             19.05             19.79
9/30/96                   19.28             19.67             20.40
12/31/96                  21.06             21.20             22.10
3/31/97                   21.56             21.55             22.69
6/30/97                   24.82             24.58             26.65
9/30/97                   27.47             26.63             28.65
12/31/97                  27.21             26.89             29.47
03/31/98                  29.95             29.96             33.58
06/30/98                  29.64             30.02             34.69

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND

[Photo of Jerome A. Castellini]
     Jerome A. Castellini

                     KEY FUND FACTS

                     Objective: Long-term growth of capital

                     Strategy: Invests in companies with relatively small market capitalization, as well as larger companies, which are selected on the basis of their growth potential

                     Fund Inception Date: 5/16/91

                     Commencement of Operations of Class:
                     Institutional - 5/16/91, Retail - 1/2/97

                     Expense Ratio: Institutional - 0.85%, Retail - 1.10%

                     Total Net Assets (all classes): $30.9 MM

PERFORMANCE SUMMARY
The Institutional Class of the Loomis Sayles Growth Fund produced a total return of 9.82% for the six month period ended June 30, 1998, lagging the 17.71% return on the Standard & Poor's 500 Index. Results were consistent with a broader universe of mutual funds, as measured by Lipper, where the Growth, Mid-Cap and Small-Cap category median returns were 15.64%, 9.54%, and 6.01%, respectively.

PORTFOLIO REVIEW
The Fund benefited from its holdings in blue chip growth stocks such as Lucent Technologies, Warner Lambert, Cisco Systems, Pfizer, and American International Group. The best performing sectors in the market during this period were consumer and technology, where the Fund's overweightings helped returns. Excellent operating trends from America Online, Compuware, and HBO and Company, as well as Home Depot, Starbucks and Kohl's also boosted results. In contrast, the Fund's overweighting in the energy sector detracted significantly from performance, as energy stocks experienced declines across-the-board.

PORTFOLIO POSITIONING
The drop in cost of international goods has had a net positive impact on the consumption sector of our economy. As a result, we have increased our positions in retail and consumer cyclical industries.

Virtually every commodity in the world has suffered from inventory liquidation taking place in lesser developed economies. Even a sector like energy, where supply and demand are very closely balanced, has experienced significant price pressure. In response, we have slightly reduced our holdings in the oil, gas and oil service industries.

Performance has been very strong in the networking and telecommunications equipment industries. We have increased the Fund's weightings and established new positions in a number of these companies.

/s/ Jerome A. Castellini
Jerome A. Castellini

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                      YEAR    1       3        5      SINCE
                                    TO DATE  YEAR   YEARS    YEARS  INCEPTION(a)
--------------------------------------------------------------------------------
Loomis Sayles Growth Fund
(Institutional)                       9.82   25.70   21.78   16.48    16.24

Loomis Sayles Growth Fund (Retail)    9.69   25.42    N/A     N/A     22.97
Lipper Growth Fund Index(b)          15.57   28.27   24.79   19.47    16.99

S&P 500 Index(c)                     17.71   30.15   30.24   23.08    19.22

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper              S&P
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   09.29             09.41             09.54
9/30/91                   10.75             10.20             10.05
12/31/91                  11.69             11.10             10.89
3/31/92                   10.79             10.93             10.62
6/30/92                   10.29             10.71             10.82
9/30/92                   10.64             10.99             11.16
12/31/92                  12.14             11.95             11.72
3/31/93                   12.45             12.31             12.23
6/30/93                   12.78             12.49             12.29
9/30/93                   13.49             13.09             12.61
12/31/93                  13.26             13.38             12.90
3/31/94                   12.74             12.98             12.41
6/30/94                   12.25             12.70             12.46
9/30/94                   12.77             13.32             13.07
12/31/94                  12.78             13.17             13.07
3/31/95                   13.63             14.13             14.34
6/30/95                   15.18             15.64             15.71
9/30/95                   16.67             17.06             16.96
12/31/95                  16.72             17.47             17.98
3/31/96                   17.26             18.26             18.94
6/30/96                   18.76             18.87             19.79
9/30/96                   19.00             19.41             20.40
12/31/96                  20.05             20.54             22.10
3/31/97                   19.39             20.46             22.69
6/30/97                   21.81             23.69             26.65
9/30/97                   25.56             26.12             28.65
12/31/97                  24.96             26.30             29.47
3/31/98                   26.56             29.55             33.58
6/30/98                   27.41             30.39             34.69


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[Photo of Paul H. Drexler]
     Paul H. Drexler

                     KEY FUND FACTS

                     Objective: High total investment return

                     Strategy: Invests primarily in stocks of companies organized or headquartered outside of the United States

                     Fund Inception Date: 5/10/91

                     Commencement of Operations of Class:
                     Institutional - 5/10/91,
                     Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%,
                     Retail - 1.25%

                     Total Net Assets (all classes): $80.5 MM

PERFORMANCE SUMMARY
The Institutional Class of the Loomis Sayles International Equity Fund returned 8.85% versus the 15.93% return of the Morgan Stanley Capital International EAFE Index, a broad market index representing 21 international markets in Europe, Australia, and the Far East. The Fund's underperformance was due primarily to our positions in the Pacific Basin, which suffered significant declines.

PORTFOLIO REVIEW
International stock markets enjoyed a strong first quarter, but markets in Europe and Asia experienced downturns during the second quarter. The correction in European markets in June ended a 12-month run of robust returns.

The portfolio was focused primarily on the major European markets, where approximately two-thirds of Fund assets were invested. The remainder was invested in Canada and the Pacific Basin. Our strongest returns during the period (in U.S. dollar terms) were in Italy, up about 41%, Germany +34%, Spain +36%, and France +33%.

Our Asian stock holdings held back performance, with the Fund's positions of 1% to 3% in Hong Kong, South Korea, Thailand, and Singapore suffering sharp declines. The decline in Asian markets also affected our holdings in Australia, New Zealand, and Canada, which experienced weak returns.

PORTFOLIO POSITIONING
The portfolio continues to be primarily invested in Europe. We have significantly reduced our Pacific Basin exposure. Europe currently offers excellent investment opportunities, despite the fact that valuations are no longer cheap. In addition, mutual fund investing is becoming more common in Europe, providing greater liquidity for stocks. Finally, the introduction of the common currency, the Euro, on January 4, 1999, is forcing companies to become more competitive on a pan-European basis. These developments are all positive for shareholders. We will continue to seek out financially sound companies with a record of strong performance that may not have been recognized by the broader marketplace.

/s/ Paul H. Drexler
Paul H. Drexler

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                      YEAR    1       3        5      SINCE
                                    TO DATE  YEAR   YEARS    YEARS  INCEPTION(a)
--------------------------------------------------------------------------------
Loomis Sayles International Equity
Fund (Institutional)                  8.85   -1.64   7.94    11.05     9.05

Loomis Sayles International Equity
Fund (Retail)                         8.60   -2.01   N/A      N/A      4.77
Lipper International Equity Fund
  Index(b)                           15.81    9.00  15.12    13.53    11.15

MSCI-EAFE Index(c)                   15.93    6.10  10.69    10.03     8.53

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper             MSCI
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   09.51             09.48             09.27
9/30/91                   10.41             10.09             10.06
12/31/91                  10.42             10.23             10.23
3/31/92                   10.89             10.02             09.01
6/30/92                   11.27             10.47             09.20
9/30/92                   10.58             09.91             09.34
12/31/92                  09.89             09.79             08.98
3/31/93                   10.82             10.63             10.06
6/30/93                   11.05             11.21             11.07
9/30/93                   12.20             12.29             11.81
12/31/93                  13.70             13.62             11.91
3/31/94                   13.71             13.48             12.32
6/30/94                   13.49             13.60             12.95
9/30/94                   13.71             14.12             12.97
12/31/94                  13.46             13.52             12.83
3/31/95                   13.75             13.19             13.07
6/30/95                   14.84             13.86             13.17
9/30/95                   14.85             14.61             13.72
12/31/95                  14.63             14.88             14.27
3/31/96                   15.30             15.53             14.69
6/30/96                   15.80             16.17             14.92
9/30/96                   16.01             16.18             14.90
12/31/96                  17.31             17.03             15.14
3/31/97                   17.36             17.45             14.90
6/30/97                   18.97             19.40             16.83
9/30/97                   19.08             19.77             16.71
12/31/97                  17.14             18.26             15.40
3/31/98                   19.89             20.97             17.67
6/30/98                   18.66             21.15             17.86

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and MSCI-EAFE Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): MSCI-EAFE Index is a capitalization-weighted average of the performance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

[Photo of Jerome A. Castellini]
     Jerome A. Castellini

   [Photo of Scott S. Pape]
         Scott S. Pape


                     KEY FUND FACTS

                     Objective: Long term growth of capital

                     Strategy: Invests primarily in stocks with market capitalization falling within the capitalization range of the Standard & Poor's Mid-Cap 400 Index

                     Fund Inception Date: 12/31/96

                     Commencement of Operations of Class:

                     Institutional - 1/2/97, Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                     Total Net Assets (all classes): $2.2 MM

PERFORMANCE SUMMARY
The Institutional Class of the Loomis Sayles Mid-Cap Growth Fund posted a total return of 9.05% for the first half of the year, as compared with the Standard & Poor's Mid-Cap 400 Index return of 8.63% and the Lipper Average Mid-Cap Fund category return of 10.66%.

PORTFOLIO REVIEW
Performance was positively affected by the Fund's overweightings in the consumer and technology areas, which were the top performing sectors for the first half of the year. Returns were also boosted by excellent operating trends from America Online, Compuware, Electronic Arts, and Network Associates in the technology area, as well as Bed Bath & Beyond, Starbucks and Kohl's in the consumer sector. In contrast, the Fund's overweighting in the energy sector detracted significantly from performance, as these energy stocks experienced declines across-the-board.

PORTFOLIO POSITIONING
We continue to favor companies with less economic sensitivity (healthcare, consumer products and energy) and inherent unit growth opportunities (technology). Industrial, basic materials and capital goods sectors continue to be de-emphasized in the current environment.

The drop in cost of international goods has had a net positive impact on the consumption sector of our economy. As a result, we have increased our positions in retail and consumer cyclical industries.

Virtually every commodity in the world has suffered from inventory liquidation taking place in lesser developed economies. Even a sector like energy, where supply and demand are very closely balanced, has experienced significant price pressure. As a result, we have slightly reduced our holdings in the oil, gas and oil service industries.

Finally, further consolidation in the networking and telecommunications equipment industries has made this an area of increasing focus for the portfolio. Performance has been very strong from this sector and we have increased weightings and established new positions in a number of these companies.

/s/Jerome A. Castellini         /s/ Scott S. Pape
Jerome A. Castellini            Scott S. Pape

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998
                                                                      SINCE
                                                      YEAR     1    INCEPTION
                                                    TO DATE   YEAR     (a)
--------------------------------------------------------------------------------
Loomis Sayles Mid-Cap Growth Fund
(Institutional)                                       9.05   24.77    21.46

Loomis Sayles Mid-Cap Growth Fund
(Retail)                                              8.96   24.36    21.20

Lipper Mid-Cap Fund Index(b)                         12.20   21.95    20.21

S&P Mid-Cap 400 Index(c)                              8.63   27.10    27.32

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper              S&P
As of  12/31/96           10.00             10.00             10.00
Period Ended
3/31/97                   09.63             09.33             09.85
6/30/97                   10.72             10.81             11.30
9/30/97                   12.57             12.33             13.12
12/31/97                  12.27             11.75             13.23
3/31/98                   12.98             13.23             14.68
6/30/98                   13.38             13.18             14.37

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportations, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
--------------------------------------------------------------------------------

 [Photo of Dean A. Gulis]
       Dean A. Gulis

[Photo of Gregg D. Watkins]
     Gregg D. Watkins

                     KEY FUND FACTS

                     Objective: Long-term growth of capital

                     Strategy: Invests primarily in stocks with market capitalization falling within the capitalization range of the Standard & Poor's Mid-Cap 400 Index, which are believed to be undervalued by the market

                     Fund Inception Date: 12/31/96

                     Commencement of Operations of Class:
                     Institutional - 1/2/97, Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                     Total Net Assets (all classes): $4.5 MM

PERFORMANCE SUMMARY
During the first six months of 1998, the Loomis Sayles Mid-Cap Value Fund's Institutional Class achieved an 8.07% return, as compared to the 8.63% total return for the Standard & Poor's Mid-Cap 400 Index.

PORTFOLIO REVIEW
The stock market's performance throughout the first half of 1998 was characterized by rapid and often dramatic swings in both stock sector performance and investor sentiment. Large capitalization stocks continued to outperform mid-cap and small capitalization issues with a 12.78% return spread between the pace-setting S&P 500 Index and the lagging Russell 2000 Index. The recession in Asia and the deceleration in the rate of U.S. corporate earnings growth whetted investors' appetites for traditional growth stocks based on the assumption that if the current pressure on corporate profits continues, these issues will be able to sustain earnings more effectively. The Fund's performance was negatively impacted by both of these factors as its average market capitalization was below that of its benchmark and its value-oriented investment discipline resulted in an underweighted position in high priced sectors such as the Internet. The Fund's performance was also hindered by its underweightings in the technology and health care sectors, which posted strong results, and its overweightings in the consumer staples and finance sectors, which lagged the broader market. We continued to focus on finding stocks with attractive valuations and good earnings potential. The Fund increased its exposure to technology, healthcare, and utilities, and reduced its exposure to basic materials, energy, financial and consumer cyclicals issues.

PORTFOLIO POSITIONING
We believe corporate earnings concerns will persist and that growth expectations will continue to be revised downward. In the first half of the year, investors gravitated toward large cap and growth-oriented issues. As the year progresses, we anticipate increasingly difficult earnings comparisons and expect investors to seek more defensive stocks and increase their allocations to sectors with a high degree of earnings predictability. We will continue to focus on companies with these characteristics and have modestly increased the Fund's exposure to the healthcare and consumer staples sectors while maintaining underweighted positions in the basic materials and energy sectors.

/s/ Dean A. Gulis                       /s/ Gregg D. Watkins
Dean A. Gulis                           Gregg D. Watkins

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998
                                                                      SINCE
                                                    YEAR            INCEPTION
                                                   TO DATE  1 YEAR     (a)
--------------------------------------------------------------------------------
Loomis Sayles Mid-Cap Value Fund (Institutional)     8.07    20.06    23.13

Loomis Sayles Mid-Cap Value Fund (Retail)            7.89    19.77    22.78

Lipper Mid-Cap Fund Index(b)                        12.20    21.95    20.21

S&P Mid-Cap 400 Index(c)                             8.63    27.10    27.32

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper              S&P
As of  12/31/96           10.00             10.00             10.00
Period Ended
3/31/97                   10.10             09.33             09.85
6/30/97                   11.37             10.81             11.30
9/30/97                   12.71             12.33             13.12
12/31/97                  12.63             11.75             13.23
3/31/98                   14.03             13.23             14.68
6/30/98                   13.65             13.18             14.37

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportation, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

[Photo of Christopher R. Ely]
    Christopher R. Ely

 [Photo of Philip C. Fine]
       Philip C. Fine

 [Photo of David L. Smith]
      David L. Smith

                     KEY FUND FACTS

                     Objective: Long-term growth of capital

                     Strategy: Invests in stocks of small, rapidly-growing companies, with the potential for accelerating earnings growth and rising profit margins Fund Inception Date:
                     12/31/96

                     Commencement of Operations of Class:
                     Institutional - 1/2/97, Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                     Total Net Assets (all classes): $20.7 MM

PERFORMANCE SUMMARY
The Institutional Class of the Loomis Sayles Small Cap Growth Fund performed well despite the market's volatility, gaining 11.22% versus a 4.93% gain for the Russell 2000 Index and a 6.45% return for the average fund in Lipper's Small Cap category.

PORTFOLIO REVIEW
We have not altered our investment strategy because of short-term fluctuations in the market. We continue to employ a security-driven stock selection process, evaluating each company on its own merits, rather than trying to predict the next shift in market sentiment. When corrections do occur, they provide an opportunity to invest in superior companies at much more attractive prices.

One area where we have identified new opportunity is retail. We have been successful with our investment in Pacific Sunwear, a mall-based retailer of teen clothing. Recently we added to retail with the purchase of 99 Cents Only, a store that sells all its items at 99 cents, and Just for Feet, a large format footwear retailer.

The portfolio benefited from its exposure to technology, particularly computer software and services. On the other hand, electronics related issues were hard hit due to excessive inventories of semiconductor chips and weakening demand in Asia. At this time, our exposure to electronics stocks is limited.

PORTFOLIO POSITIONING
We believe that the market for small-cap growth stocks holds great promise for investors. It is our opinion that there is growing evidence that the earnings growth of small companies is accelerating even as the earnings of the stocks in the Standard & Poor's 500 Index are slowing. At the same time, small-cap stocks currently are selling at very attractive price levels when compared to the S&P 500 Index. We believe this combination of strong fundamentals and attractive valuations provides a powerful argument for investing in small-cap stocks.

/s/ Christopher R. Ely          /s/ Philip C. Fine           /s/ David L. Smith
Christopher R. Ely              Philip C. Fine               David L. Smith

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998
                                                                       SINCE
                                                      YEAR     1     INCEPTION
                                                    TO DATE   YEAR      (a)
--------------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund
(Institutional)                                      11.22   29.21    20.90

Loomis Sayles Small Cap Growth Fund
(Retail)                                             11.15   28.84    20.67

Lipper Small Cap Fund Index(b)                        6.45   15.52    14.44

Russell 2000 Index(c)                                 4.93   16.51    18.13

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper            Russell
As of  12/31/96           10.00             10.00             10.00
Period Ended
3/31/97                   08.51             09.06             09.48
6/30/97                   10.28             10.60             11.02
9/30/97                   12.55             12.21             12.66
12/31/97                  11.94             11.50             12.24
3/31/98                   13.39             12.73             13.47
6/30/98                   13.28             12.24             12.84

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Russell 2000 Index is comprised of the 2,000 smallest securities in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

  [Photo of Mary C. Champagne]
        Mary C. Champagne

[Photo of Jeffrey C. Petherick]
      Jeffrey C. Petherick

                     KEY FUND FACTS

                     Objective: Long-term growth of capital

                     Strategy: Invests primarily in stocks with market capitalization falling within the capitalization range of the Russell 2000 Index, which are considered undervalued by the market and with significant growth potential.

                     Fund Inception Date: 5/13/91

                     Commencement of Operations of Class:
                     Institutional - 5/13/91, Retail - 1/2/97, Admin. - 1/2/98

                     Expense Ratio: Institutional - 0.94%, Retail - 1.20%, Admin. - 1.50%

                     Total Net Assets (all classes): $394.3 MM

PERFORMANCE SUMMARY
For the first half of the year, the Loomis Sayles Small Cap Value Fund's Institutional Class lagged the Russell 2000 Index, returning 2.90% versus the 4.93% return for the Index. While the portfolio held up well during the down days for the market, deep value and high growth issues drove the rebound in the second quarter. The Fund's focus on small-capitalization, undervalued stocks prevented it from fully participating in this rebound.

PORTFOLIO REVIEW
The Fund's slight overweighting in the health care and energy sectors and slight underweighting in consumer stocks hindered returns for the first six months of the year. Our underweighting in the financial services sector proved to be beneficial as it was one of the worst performing sectors for the period. Overall, it was stock selection that drove returns as is generally the case for our portfolio. In virtually every sector, we had a problem stock that contributed to the Fund's underperformance. Komag, Hologic, and Wallace Computer Services as well as the Fund's REIT holdings all experienced difficulties. The energy sector was also down across-the-board. While we certainly had some good stocks in the portfolio, they were not enough to outweigh the poor performers. Fore Systems, Trigon Healthcare, United Auto Group and Burlington Coat Factory posted positive results for the first half of the year.

PORTFOLIO POSITIONING
Small stocks have been lagging the Standard & Poor's 500 Index for over four years. Currently, valuations for small stocks are very attractive and the earnings growth picture is brighter than it has been for several years. However, as long as the market is in a consolidation or correction phase, small stocks will not perform well. We believe that when the current market correction is complete, that small-cap stocks will, once again, produce strong returns.

/s/ Mary C. Champagne               /s/ Jeffrey C. Petherick
Mary C. Champagne                   Jeffrey C. Petherick

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                      YEAR    1       3        5      SINCE
                                    TO DATE  YEAR   YEARS    YEARS  INCEPTION(a)
--------------------------------------------------------------------------------

Loomis Sayles Small Cap Value Fund
(Institutional)                       2.90   14.73   25.82   18.63    20.45

Loomis Sayles Small Cap Value Fund
(Retail)                              2.79   14.45    N/A     N/A     18.63

Loomis Sayles Small Cap Value Fund
(Admin)                               2.63    N/A     N/A     N/A      2.63

Lipper Small Cap Fund Index(b)        6.45   15.52   16.89   15.52    15.38

Russell 2000 Index(c)                 4.93   16.51   18.86   16.04    15.99

CUMULATIVE PERFORMANCE - MAY 31, 1991 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper         Russell 2000
As of  5/31/91            10.00             10.00             10.00
Period Ended
6/30/91                   09.65             09.51             09.42
9/30/91                   11.21             10.48             10.19
12/31/91                  12.77             11.56             10.77
3/31/92                   14.05             11.68             11.58
6/30/92                   12.19             10.70             10.79
9/30/92                   12.26             11.06             11.10
12/31/92                  14.44             12.85             12.76
3/31/93                   15.37             12.99             13.30
6/30/93                   15.70             13.40             13.59
9/30/93                   17.72             14.63             14.78
12/31/93                  18.01             15.02             15.16
3/31/94                   17.06             14.48             14.76
6/30/94                   16.22             13.70             14.18
9/30/94                   17.06             14.97             15.17
12/31/94                  16.51             14.95             14.89
3/31/95                   17.61             15.79             15.57
6/30/95                   18.51             17.26             17.03
9/30/95                   21.08             19.41             18.72
12/31/95                  21.82             19.68             19.12
3/31/96                   23.47             20.79             20.10
6/30/96                   25.28             22.44             21.10
9/30/96                   25.90             22.72             21.17
12/31/96                  28.44             22.51             22.28
3/31/97                   27.95             20.39             21.12
6/30/97                   32.14             23.85             24.55
9/30/97                   36.76             27.49             28.20
12/31/97                  35.84             25.89             27.26
3/31.98                   39.21             28.66             30.00
6/30/98                   36.88             27.56             28.60

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and Russell 2000 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception dates of the Retail and Admin Classes of shares are December 31, 1996 and January 2, 1998, respectively.
(b): Source: Lipper Analytical Services.
(c): Russell 2000 Index is comprised on the 2,000 smallest securities in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would be lower, due to the higher fees paid by the Retail and Admin Classes of shares.

--------------------------------------------------------------------------------
     FUND AND MANAGER REVIEW
--------------------------------------------------------------------------------

LOOMIS SAYLES STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

[Photo of Philip J. Schettewi]
      Philip J. Schettewi

                     KEY FUND FACTS

                     Objective: Long-term growth of capital

                     Strategy: Invests in stocks believed to be undervalued by the market

                     Fund Inception Date: 12/31/96

                     Commencement of Operations of Class:
                     Institutional - 1/2/97, Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%,
                     Retail - 1.25%

                     Total Net Assets (all classes): $1.5 MM

PERFORMANCE SUMMARY
The Institutional Class of the Strategic Value Fund posted a return of 10.71% for the first half of 1998, versus the Standard & Poor's 500 Index return of 17.71% and the 15.10% return of the average fund in Lipper's Growth Fund category.

PORTFOLIO REVIEW
Growth stocks significantly outpaced value stocks during the first six months of the year, resulting in weaker returns for the Fund. While large capitalization stocks continued to lead the equity market, we avoided many of these issues because of their rich valuations.

The best performing sectors for the Fund were technology and consumer cyclicals. Shares of EMC Corporation have risen as the company continues to dominate the computer data storage market. Gateway 2000, a direct seller of personal computers, has benefited from strong demand, declining component costs and significant operational improvements. Within consumer cyclicals, Black & Decker posted the largest gains as their major restructuring initiatives are expected to result in a more focused company with greater earnings potential. Holdings in the basic materials and capital goods sectors have suffered from the turmoil in Asia which has reduced demand and diminished the pricing power of producers in these industries.

PORTFOLIO POSITIONING
In our opinion, the discrepancy in valuations between the largest "mega-capitalization" stocks and the rest of the market has grown too large to be sustainable for an extended period of time. We believe too high a premium is being paid for the liquidity and stability of earnings of these companies. We have found numerous opportunities to purchase stocks of other companies that we believe possess superior overall earnings potential, yet sell at significant discounts because their results are slightly more volatile.

/S/ Philip J.Schettewi
Philip J. Schettewi

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998
                                                                      SINCE
                                                      YEAR    1     INCEPTION
                                                    TO DATE  YEAR      (a)
--------------------------------------------------------------------------------
Loomis Sayles Strategic Value Fund (Institutional)   10.71   13.96    20.72

Loomis Sayles Stategic Value Fund (Retail)           10.54   13.69    20.39

Lipper Growth Fund Index(b)                          15.57   28.27    29.85

S&P 500 Index(c)                                     17.71   30.15    35.07

CUMULATIVE PERFORMANCE - DECEMBER 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper              S&P
As of 12/31/96            10.00             10.00             10.00
Period Ended
3/31/97                   09.98             09.96             10.27
6/30/97                   11.63             11.54             12.06
9/30/97                   13.06             12.72             12.96
12/31/97                  11.97             12.80             13.34
3/31/98                   13.52             14.39             15.19
6/30/98                   13.25             14.80             15.70


Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

LOOMIS SAYLES WORLDWIDE FUND
--------------------------------------------------------------------------------

    [Photo of Daniel J. Fuss]
         Daniel J. Fuss

    [Photo of E. John deBeer]
         E. John deBeer

   [Photo of Paul H. Drexler]
         Paul H. Drexler

[Photo of Quentin P. Faulkner]
     Quentin P. Faulkner

                     KEY FUND FACTS

                     Objective: High total investment return Strategy: Invests in U.S. and foreign equity and debt securities

                     Fund Inception Date: 5/1/96

                     Commencement of Operations of Class:
                     Institutional - 5/1/96, Retail - 1/2/97

                     Expense Ratio: Institutional - 1.00%, Retail - 1.25%

                     Total Net Assets (all classes): $5.7 MM

PERFORMANCE SUMMARY
For the first six months of 1998, the Loomis Sayles Worldwide Fund's Institutional Class returned -0.10%, as compared with the Lipper Global Flex Portfolio category's 9.16% return, the Lehman Brothers Government/Corporate Bond Index's 4.17% return and the Standard & Poor's 500 Index's 17.71% return.

PORTFOLIO REVIEW
The Fund's weak performance was due primarily to its foreign equity holdings, which posted a -9.17% return versus the 15.93% return of the MSCI Europe, Australia, Far East Index. Our Asian equity holdings were particularly hard-hit. While the Fund's U.S. equities posted a strong return of 17.30%, the position was underweighted, comprising only 20% of the portfolio. The Fund's foreign bonds returned 7.99%, outperforming the Salomon Brothers World Government Bond Index's 2.79% return.

In January 1998, we made significant changes to the Fund's asset allocation. U.S. equities were reduced from 40% to 20%, which worked against us. Foreign equities were increased from 23% to 30%, which also put a drag on performance, because Asian equity holdings were increased as a result.

PORTFOLIO POSITIONING
As of June 30, Asian holdings represent 24.8% of the portfolio, with 8.4% of this amount in equities and 16.4% in bonds. Given the volatility of these markets and securities, this is the key commitment for the Fund. We believe there is a strong foundation for vigorous economic growth in most Asian countries. It is our opinion that financial markets have overreacted to admittedly genuine financial, economic and political problems and we expect our Asian holdings to recover strongly.

/s/Daniel J. Fuss /s/ Paul H. Drexler /s/ E. John deBeer /s/ Quentin P. Faulkner
Daniel J. Fuss    Paul H. Drexler     E. John deBeer     Quentin P. Faulkner

AVERAGE ANNUAL RETURNS (%) - PERIODS ENDED JUNE 30, 1998

                                                                      SINCE
                                                      YEAR    1     INCEPTION
                                                    TO YEAR  YEAR      (a)
--------------------------------------------------------------------------------
Loomis Sayles Worldwide Fund
(Institutional)                                      -0.10   -1.59     5.79

Loomis Sayles Worldwide Fund
(Retail)                                             -0.41   -1.98     1.93

Lipper Global Flex Portfolio Index(b)                 8.21   11.34    13.87

S&P 500 Index(c)                                     17.71   30.15    31.17

CUMULATIVE PERFORMANCE - MAY 31, 1996 TO JUNE 30, 1998

[A line graph depicting the following plot points appears here.]

                          Loomis            Lipper              S&P
As of  5/31/96            10.00             10.00             10.00
Period Ended
6/30/96                   10.03             10.04             10.04
9/30/96                   10.25             10.22             10.35
12/31/96                  10.83             10.80             11.21
3/31/97                   10.83             10.88             11.51
6/30/97                   11.38             11.77             13.52
9/30/97                   12.16             12.41             14.53
12/31/97                  11.21             12.11             14.95
3/31/98                   12.37             13.12             17.03
6/30/98                   11.20             13.11             17.60

Note: Past performance is not predictive of future performance. Total return assumes reinvestment of dividends and capital gains distributions. The investment return and principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.
(a): Inception date of the Institutional Class of shares is May 1, 1996. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1996. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES          VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3% OF NET ASSETS

Aerospace -- 1.0%
  Northrop Grumman Corp. ...................            7,500       $    773,438
                                                                    ------------
Auto & Related -- 1.5%
  TRW, Inc. ................................           20,000          1,092,500
                                                                    ------------
Banks/Savings & Loans -- 7.7%
  Chase Manhattan Corp. ....................           21,624          1,632,612
  Fleet Financial Group, Inc. ..............           22,600          1,887,100
  National City Corp. ......................           16,300          1,157,300
  PNC Bank Corp. ...........................           20,000          1,076,250
                                                                    ------------
                                                                       5,753,262
                                                                    ------------
Business Services -- 1.5%
  Dun & Bradstreet Corp. (b) ...............           30,000          1,083,750
                                                                    ------------
Chemicals -- Major -- 0.9%
  Praxair, Inc. ............................           15,000            702,188
                                                                    ------------
Chemicals -- Specialty -- 1.6%
  E.I. du Pont DeNemours & Co. .............           16,200          1,208,925
                                                                    ------------
Commercial Services -- 1.6%
  Viad Corp. ...............................           41,500          1,151,625
                                                                    ------------
Communications Equipment -- 0.9%
  Harris Corp. .............................           14,400            643,500
                                                                    ------------
Computer Hardware -- 3.3%
  International Business Machines Corp. ....           10,800          1,239,975
  Sun Microsystems, Inc. (b) ...............           27,800          1,207,562
                                                                    ------------
                                                                       2,447,537
                                                                    ------------
Data Processing Services -- 1.2%
  First Data Corp. .........................           27,000            899,437
                                                                    ------------
Electronics -- 7.5%
  Applied Materials, Inc. (b) ..............           23,000            678,500
  Litton Industries, Inc. (b) ..............           19,000          1,121,000
  National Semiconductor Corp. (b) .........           22,100            291,444
  Philips Electronics NV ...................           18,500          1,572,500
  Raytheon Co. .............................           32,800          1,939,300
                                                                    ------------
                                                                       5,602,744
                                                                    ------------
Financial Services -- 3.5%
  Bear Stearns Companies, Inc. .............           10,500            597,188
  Finova Group, Inc. .......................           24,724          1,399,996
  Morgan Stanley Dean Witter & Co. .........            7,000            639,625
                                                                    ------------
                                                                       2,636,809
                                                                    ------------
Food -- Packaged & Miscellaneous -- 2.8%
  ConAgra, Inc. ............................           44,000          1,394,250
  Sara Lee Corp. ...........................           12,000            671,250
                                                                    ------------
                                                                       2,065,500
                                                                    ------------
Forest Products -- 2.3%
  Georgia Pacific Corp. ....................           12,500            736,719
  Georgia Pacific Timber Group .............           42,500            980,156
                                                                    ------------
                                                                       1,716,875
                                                                    ------------
Freight Transportation -- 1.7%
  Ryder System, Inc. .......................           41,000          1,294,062
                                                                    ------------
Health Care -- Drugs -- 2.9%
  Abbott Laboratories ......................           32,500          1,328,437
  Pharmacia & Upjohn, Inc. .................           18,700            862,538
                                                                    ------------
                                                                       2,190,975
                                                                    ------------
Health Care -- Services -- 2.5%
  Tenet Healthcare Corp. (b) ...............           60,000          1,875,000
                                                                    ------------
Home Products -- 1.4%
  Premark International, Inc. ..............           32,500          1,048,125
                                                                    ------------
Housing & Building Materials -- 3.4%
  Armstrong World Industries, Inc. .........           18,100          1,219,487
  Black & Decker Corp. .....................           22,000          1,342,000
                                                                    ------------
                                                                       2,561,487
                                                                    ------------
Imaging -- 1.1%
  Xerox Corp. ..............................            7,700            782,513
                                                                    ------------
Insurance -- 4.0%
  Ace Ltd. .................................           39,450          1,538,550
  Allstate Corp. ...........................           15,998          1,464,817
                                                                    ------------
                                                                       3,003,367
                                                                    ------------
Leisure -- 2.0%
  Hasbro, Inc. .............................           38,000          1,493,875
                                                                    ------------
Machinery -- 2.1%
  Deere & Co. ..............................           30,000          1,586,250
                                                                    ------------
Manufacturing -- 3.4%
  Eaton Corp. ..............................           16,500          1,282,875
  Tenneco, Inc. ............................           24,600            936,338
  York International Corp. .................            7,700            335,431
                                                                    ------------
                                                                       2,554,644
                                                                    ------------
Natural Gas -- 1.5%
  Columbia Gas Systems, Inc. ...............           19,800          1,101,375
                                                                    ------------
Oil & Gas Drilling Equipment -- 1.5%
  BJ Services Co. (b) ......................           20,500            595,781
  Cooper Cameron Corp. (b) .................           10,300            525,300
                                                                    ------------
                                                                       1,121,081
                                                                    ------------
Oil & Gas Exploration -- 0.8%
  Oryx Energy Co. (b) ......................           27,000            597,375
                                                                    ------------
Oil & Gas -- Major Integrated -- 6.9%
  British Petroleum Plc ADR ................           16,830          1,485,248
  Exxon Corp. ..............................           11,300            805,831
  Mobil Corp. ..............................           19,800          1,517,175
  USX Marathon Group .......................           38,000          1,303,875
                                                                    ------------
                                                                       5,112,129
                                                                    ------------
Personal Care -- 1.4%
  Kimberly Clark Corp. .....................           22,000          1,009,250
                                                                    ------------
Publishing -- 0.6%
  McGraw-Hill Cos., Inc. ...................            5,600            456,750
                                                                    ------------
Real Estate Investment Trusts -- 2.6%
  Health Care Property Investments, Inc. ...           30,200          1,089,088
  Meditrust Corp. ..........................           30,025            838,823
                                                                    ------------
                                                                       1,927,911
                                                                    ------------
Retail -- Food -- 1.1%
  Kroger Co. (b) ...........................           19,000            814,625
                                                                    ------------
Retail -- General -- 4.1%
  Federated Department Stores, Inc. (b) ....           33,000          1,775,812
  Sears Roebuck & Co. ......................           21,000          1,282,313
                                                                    ------------
                                                                       3,058,125
                                                                    ------------
Telecommunications -- 9.4%
  American Home Products Corp. .............           25,000          1,293,750
  Ameritech Corp. ..........................           34,900          1,566,137
  Bell Atlantic Corp. ......................           24,400          1,113,250
  BellSouth Corp. ..........................           30,000          2,013,750
  Century Telephone Enterprises, Inc. ......           21,600            990,900
                                                                    ------------
                                                                       6,977,787
                                                                    ------------
Textile & Apparel -- 0.7%
  Reebok International Ltd. (b) ............           19,000            526,063
                                                                    ------------
Tobacco -- 1.1%
  Philip Morris Cos., Inc. .................           20,600            811,125
                                                                    ------------
Utilities -- 3.8%
  Consolidated Edison, Inc. ................           20,000            921,250
  Pacificorp ...............................           45,000          1,018,125
  Pinnacle West Capital Corp. ..............           19,700            886,500
                                                                    ------------
                                                                       2,825,875
                                                                    ------------
  TOTAL COMMON STOCKS
    (Identified Cost $58,917,615)...........                          72,507,859
                                                                    ------------

SHORT-TERM INVESTMENT -- 2.7% OF NET ASSETS

Associates Corp. of North America
   5.950%, 7/01/98 .........................       $2,006,556       $  2,006,556
                                                                    ------------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,006,556)............                           2,006,556
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
    (IDENTIFIED COST $60,924,171) (c).......                          74,514,415

Cash and Other Assets,
      Less Liabilities -- 0.0%..............                              16,220
                                                                    ------------
NET ASSETS -- 100%........................                          $ 74,530,635
                                                                    ============

(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $60,924,171 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $15,052,960, and $1,462,716, respectively, resulting in net unrealized appreciation of $13,590,244.

Key to Abbreviations:
ADR: American Depositary Receipt.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES          VALUE (a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.1% OF NET ASSETS

Broadcasting -- 1.5%
  Tele Communications, Inc. (b) ............           12,100        $   465,094
                                                                     -----------
Chemicals -- Major -- 3.4%
  E.I. du Pont DeNemours & Co. .............            1,800            134,325
  Monsanto Co. .............................           16,600            927,525
                                                                     -----------
                                                                       1,061,850
                                                                     -----------
Communications Equipment -- 13.7%
  Ascend Communications, Inc. (b) ..........            9,600            475,800
  Ciena Corp. (b) ..........................           16,200          1,127,925
  Cisco Systems, Inc. (b) ..................            9,400            865,388
  Loral Space & Communications Ltd. (b) ....           20,400            576,300
  Lucent Technologies, Inc. ................            9,900            823,556
  Tellabs, Inc. (b) ........................            5,100            365,287
                                                                     -----------
                                                                       4,234,256
                                                                     -----------
Computer Software & Services -- 11.5%
  America Online, Inc. (b) .................            4,500            477,000
  Automatic Data Processing, Inc. ..........            8,800            641,300
  Compuware Corp. (b) ......................           10,800            552,150
  Fiserv, Inc. (b) .........................            4,800            203,850
  HBO & Co. ................................           33,400          1,177,350
  Paychex, Inc. ............................           12,250            498,422
                                                                     -----------
                                                                       3,550,072
                                                                     -----------
Financial Services -- 6.4%
  Associates First Capital Corp. ...........            7,500            576,562
  Federal National Mortgage Association ....            8,100            492,075
  MGIC Investment Corp. ....................            5,800            330,963
  SunAmerica, Inc. .........................            9,900            568,631
                                                                     -----------
                                                                       1,968,231
                                                                     -----------
Health Care -- Biotechnology -- 2.2%
  MedImmune, Inc. (b) ......................            6,500            405,438
  Oncor, Inc. (b) ..........................          378,000            283,500
                                                                     -----------
                                                                         688,938
                                                                     -----------
Health Care -- Drugs -- 1.8%
  Pfizer, Inc. .............................            5,000            543,438
                                                                     -----------
Health Care -- Medical Technology -- 2.8%
  Allegiance Corp. .........................           16,800            861,000
                                                                     -----------
Health Care -- Services -- 2.5%
  Healthsouth Corp. (b) ....................           29,000            773,938
                                                                     -----------
Insurance -- 5.0%
  American International Group, Inc. .......            7,325          1,069,450
  EXEL Ltd. ................................            6,200            482,438
                                                                     -----------
                                                                       1,551,888
                                                                     -----------
Oil & Gas Drilling Equipment -- 15.1%
  Cooper Cameron Corp. (b) .................           16,900            861,900
  Halliburton Co. ..........................           22,100            984,831
  Noble Drilling Corp. (b) .................           26,100            628,031
  Rowan Companies, Inc. (b) ................           24,600            478,163
  Schlumberger Ltd. ........................            8,100            553,331
  Unit Corp. (b) ...........................          191,300          1,159,756
                                                                     -----------
                                                                       4,666,012
                                                                     -----------
Oil & Gas Exploration -- 5.5%
  Anadarko Petroleum Corp. .................           13,800            927,187
  Cross Timbers Oil Co. ....................           31,100            592,844
  Ocean Energy, Inc. (b) ...................            9,082            177,667
                                                                     -----------
                                                                       1,697,698
                                                                     -----------
Personal Care -- 1.8%
  Gillette Co. .............................            9,500            538,531
                                                                     -----------
Restaurants -- 4.8%
  Starbucks Corp. (b) ......................           28,000          1,496,250
                                                                     -----------
Retail -- Food & Drug -- 4.3%
    CVS Corp. ..............................           17,600            685,300
    Walgreen Co. ...........................           15,200            627,950
                                                                     -----------
                                                                       1,313,250
                                                                     -----------
Retail -- General -- 5.6%
  Fastenal Co. .............................            4,400            204,325
  Kohl's Corp. (b) .........................           10,900            565,437
  Wal-Mart Stores, Inc. ....................           15,900            965,925
                                                                     -----------
                                                                       1,735,687
                                                                     -----------
Retail -- Specialty -- 8.8%
  Bed Bath & Beyond, Inc. (b) ..............           15,400            797,912
  Borders Group, Inc. (b) ..................           16,500            610,500
  Home Depot, Inc. .........................           15,900          1,320,694
                                                                     -----------
                                                                       2,729,106
                                                                     -----------
Telecommunications -- 3.4%
  WorldCom, Inc. (b) .......................           22,000          1,065,625
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $25,820,217)...........                          30,940,864
                                                                     -----------

                                                        FACE
                                                       AMOUNT          VALUE(a)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.7% OF NET ASSETS

Repurchase Agreement with State Street
    Bank and Trust Co., dated 6/30/98 at
    5.000% to be repurchased at $228,032
    on 7/01/98 collateralized by $230,000
    U.S. Treasury Note, 6.250%, due 6/30/02,
    with a value of $235,247 ...............         $228,000       $   228,000
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $228,000)..............                            228,000
                                                                    -----------
TOTAL INVESTMENTS -- 100.8%
    (IDENTIFIED COST $26,048,217) (c).......                         31,168,864

Liabilities, Less Cash
      and Other Assets -- (0.8%)............                           (239,789)
                                                                    -----------
NET ASSETS -- 100%........................                          $30,929,075
                                                                    ===========
(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $26,048,217 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,065,230, and $1,944,583, respectively, resulting in net unrealized appreciation of $5,120,647.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                   SHARES (a)          VALUE (b)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.7% OF NET ASSETS

Australia -- 3.2%
  Brambles Industries Ltd. .................           63,000        $ 1,239,308
  Leighton Holdings Ltd. ...................          172,000            603,779
  Southcorp Ltd. ...........................          235,000            684,159
                                                                     -----------
                                                                       2,527,246
                                                                     -----------
Brazil -- 0.4%
  SABESP ...................................         2,848,000           342,287
  Telemig SA ...............................           42,776              2,977
                                                                     -----------
                                                                         345,264
                                                                     -----------
Canada -- 8.3%
  Bombardier, Inc. .........................           43,000          1,168,836
  Canadian National Railway Co. ............           16,750            890,116
  Donohue, Inc. ............................           40,500            915,106
  Northern Telecom Ltd. ....................           19,400          1,099,494
  Petro-Canada .............................           58,300            942,910
  Royal Bank of Canada .....................           20,000          1,202,813
  Torstar Corp. ............................           15,000            479,087
                                                                     -----------
                                                                       6,698,362
                                                                     -----------
Denmark -- 6.3%
  Carlsberg A/S ............................           14,000          1,018,997
  Sophus Berendsen .........................           20,000            829,755
  The Codan Group ..........................            2,895            400,357
  Tryg-Baltica Forsikring A/S ..............           43,250          1,177,342
  Unidanmark A/S ...........................           18,500          1,664,313
                                                                     -----------
                                                                       5,090,764
                                                                     -----------
France -- 11.1%
  Axa-UAP Re SA ............................            8,500            956,051
  Banque Nationale de Paris ................           13,500          1,103,098
  Comptoirs Modernes .......................            1,540            802,388
  Elf Aquitaine SA .........................            9,000          1,265,362
  L' Air Liquide ...........................            6,412          1,060,589
  Michelin .................................           17,000            981,359
  St. Gobain ...............................            6,900          1,279,405
  Valeo ....................................           14,500          1,482,211
                                                                     -----------
                                                                       8,930,463
                                                                     -----------
Germany -- 10.8%
  Allianz AG ...............................            4,500          1,500,873
  Daimler Benz AG ..........................            9,800            964,540
  Henkel KGAA (Preferred) ..................           14,000          1,385,677
  Lufthansa AG .............................           50,000          1,260,085
  MAN AG (Preferred) .......................            3,600            972,137
  Veba AG ..................................           21,800          1,466,872
  Volkswagen AG ............................            1,200          1,159,777
                                                                     -----------
                                                                       8,709,961
                                                                     -----------
Italy -- 7.9%
  Credito Italiano .........................          243,000          1,272,613
  Edison Spa ...............................          140,000          1,124,018
  ENI Spa ..................................          215,000          1,409,737
  Ericsson Spa .............................           19,900          1,179,384
  Telecom Italia Spa .......................          279,000          1,351,228
                                                                     -----------
                                                                       6,336,980
                                                                     -----------
Japan -- 9.6%
  Canon, Inc. ..............................           45,000          1,025,168
  Familymart Co. ...........................           30,000          1,145,585
  Fuji Photo Film Co. ......................           30,000          1,047,950
  Nichii Gakkan Co. ........................           20,000            666,811
  Nintendo Co. Ltd. ........................            8,000            743,473
  Nippon Telegraph & Telephone Corp. .......              120            998,047
  Nomura Securities Co. Ltd. ...............           75,000            876,004
  Uny Co. Ltd. .............................           73,000          1,187,893
                                                                     -----------
                                                                       7,690,931
                                                                     -----------
Netherlands -- 7.1%
  ABN Amro Holdings ........................           35,000            819,579
  Fortis Amev ..............................           17,000            996,040
  Grolsch ..................................           21,900            581,774
  Hollandsche Beton Groep ..................           42,000            876,055
  Koninklijke KPN NV .......................           17,000            654,827
  Koninklijke Pakhoed ......................           15,000            487,025
  Philips Electronics ......................           10,500            883,286
  TNT Post Group NV ........................           17,000            434,879
                                                                     -----------
                                                                       5,733,465
                                                                     -----------
New Zealand -- 1.7%
  Air New Zealand Ltd. .....................          269,000            289,747
  Corporate Investments Ltd. ...............         1,378,600           559,537
  Nuplex Industries Ltd. ...................          440,000            526,594
                                                                     -----------
                                                                       1,375,878
                                                                     -----------
Portugal -- 5.8%
  BPI ......................................           30,000            968,743
  Brisa-Auto Estradas de Portugal SA .......           19,000            813,109
  Electricidade Portugal ...................           20,000            465,222
  Engil -- SGPS ............................           70,000            795,937
  Portugal Telecom SA ......................           30,000          1,591,008
                                                                     -----------
                                                                       4,634,019
                                                                     -----------
Singapore -- 1.6%
  Development Bank of Singapore ............          180,000            998,813
  Singapore Telecommunications .............          225,000            320,475
                                                                     -----------
                                                                       1,319,288
                                                                     -----------

Spain -- 9.0%
  Acerinox .................................            7,800          1,037,626
  Azucarera Ebro Agricolas SA ..............           31,295            930,585
  Banco Bilboa Vizcaya SA ..................           20,000          1,026,410
  Banco Santander SA .......................           44,124          1,129,356
  Fomento de Construction y Contratas SA ...           19,000            980,046
  Iberdrola SA .............................           55,000            893,055
  Repsol SA ................................           22,325          1,227,256
                                                                     -----------
                                                                       7,224,334
                                                                     -----------
Thailand -- 1.2%
  Advanced Info Service Public Co. Ltd. ....           67,000            285,782
  Electricity Generating Public Co. Ltd. ...          239,000            370,960
  Industrial Finance Corp. of Thailand .....           77,000             15,874
  Phatra Thanakit Public Co. Ltd. ..........          500,000             45,024
  Thai Farmers Bank Public Co. Ltd. ........          250,000            220,675
                                                                     -----------
                                                                         938,315
                                                                     -----------
United Kingdom -- 11.7%
  Anglian Water ............................           75,000          1,053,163
  Boots Co. Plc ............................           80,000          1,326,410
  British Aerospace Plc ....................          175,000          1,341,187
  Commercial Union .........................           45,000            840,777
  FKI Plc ..................................          358,333          1,044,049
  Lloyds TSB Group .........................           65,000            913,284
  Rolls-Royce Plc ..........................          260,000          1,072,281
  Scottish & Newcastle .....................           70,000            986,459
  Scottish Hydro ...........................           97,000            851,914
                                                                     -----------
                                                                       9,429,524
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $73,876,358)...........                          76,984,794
                                                                     -----------
RIGHTS -- 0.0% OF NET ASSETS

Brazil -- 0.0%
  Telemig SA, expiring 7/21/98 (c) .........               26                  0
                                                                     -----------
Thailand -- 0.0%
  Industrial Finance Corp. of Thailand,
  expiring 7/19/98 (c) .....................           38,500                  0
                                                                     -----------
  TOTAL RIGHTS
    (Identified Cost $0)....................                                   0
                                                                     -----------

                                                        FACE
                                                       AMOUNT          VALUE (b)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.7% OF NET ASSETS

  Repurchase Agreement with State Street Bank
    and Trust Co., dated 6/30/98 at 5.000%
    to be repurchased at $2,988,415 on
    7/01/98 collateralized by $2,325,000
    U.S. Treasury Bond, 8.125%, due 8/15/19
    with a value of $3,054,078  ............     $  2,988,000        $ 2,988,000
                                                                     -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,988,000)............                           2,988,000
                                                                     -----------
  TOTAL INVESTMENTS -- 99.4%
    (IDENTIFIED COST $76,864,358) (d).......                          79,972,794
      Cash and Other Assets,
        Less Liabilities -- 0.6%............                             512,198
                                                                     -----------
  NET ASSETS -- 100%........................                         $80,484,992
                                                                     ===========
(a) Ordinary shares unless otherwise noted.
(b) See Note 1.
(c) Non-income producing security.
(d) At June 30, 1998, the net unrealized appreciation on investments based on cost of $76,864,358 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,575,834, and $5,467,398, respectively, resulting in net unrealized appreciation of $3,108,436.

                 Ten Largest Sector Holdings at June 30, 1998
                        as a Percentage of Net Assets
     Bank & Finance                                             15.2%
     Telecommunications                                          8.1%
     Insurance                                                   7.3%
     Oil & Gas                                                   7.3%
     Utilities                                                   6.0%
     Auto & Related                                              5.7%
     Retail                                                      5.6%
     Manufacturing                                               5.1%
     Transportation                                              4.8%
     Beverages                                                   3.2%

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES           VALUE(a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 92.7% OF NET ASSETS

Business Services -- 3.0%
  ABR Information Services, Inc. (b) .......            1,000        $    23,750
  Cintas Corp. .............................              800             40,800
                                                                     -----------
                                                                          64,550
                                                                     -----------
Chemicals -- Major -- 3.1%
  Monsanto Co. .............................            1,200             67,050
                                                                     -----------
Communications Equipment -- 11.3%
  Ciena Corp. (b) ..........................            1,400             97,475
  Cisco Systems, Inc. (b) ..................              500             46,031
  Loral Space & Communications Ltd. (b) ....              800             22,600
  Lucent Technologies, Inc. ................              500             41,594
  Tellabs, Inc. (b) ........................              500             35,813
                                                                     -----------
                                                                         243,513
                                                                     -----------
Computer Software & Services -- 19.3%
  America Online, Inc. (b) .................              400             42,400
  Compuware Corp. (b) ......................              700             35,788
  Electronic Arts (b) ......................              700             37,800
  Fiserv, Inc. (b) .........................            1,050             44,592
  HBO & Co. ................................            1,600             56,400
  Network Associates, Inc. (b) .............              900             43,088
  Paychex, Inc. ............................            1,500             61,031
  SunGard Data Systems, Inc. (b) ...........            1,200             46,050
  Symantec Corp. (b) .......................            1,900             49,637
                                                                     -----------
                                                                         416,786
                                                                     -----------
Financial Services -- 4.9%
  MGIC Investment Corp. ....................              600             34,237
  SunAmerica, Inc. .........................            1,250             71,797
                                                                     -----------
                                                                         106,034
                                                                     -----------
Health Care -- Biotechnology -- 3.2%
  MedImmune, Inc. (b) ......................              800             49,900
  Oncor, Inc. (b) ..........................           25,900             19,425
                                                                     -----------
                                                                          69,325
                                                                     -----------
Health Care -- Drugs -- 2.0%
  Pfizer, Inc. .............................              400             43,475
                                                                     -----------
Health Care -- Medical Technology -- 7.3%
  Allegiance Corp. .........................            1,200             61,500
  Arterial Vascular Engineering, Inc. (b) ..            1,100             39,325
  Steris Corp. (b) .........................              900             57,234
                                                                     -----------
                                                                         158,059
                                                                     -----------
Health Care -- Services -- 2.1%
  Healthsouth Corp. (b) ....................            1,700             45,369
                                                                     -----------
Insurance -- 3.3%
  EXEL Ltd. ................................              900             70,031
                                                                     -----------
Oil & Gas Drilling Equipment -- 11.3%
  Cooper Cameron Corp. (b) .................            1,200             61,200
  Noble Drilling Corp. (b) .................            3,600             86,625
  Rowan Companies, Inc. (b) ................            1,400             27,212
  Unit Corp. (b) ...........................           11,100             67,294
                                                                     -----------
                                                                         242,331
                                                                     -----------
Oil & Gas Exploration -- 5.4%
  Abacan Resources Corp. (New) (b) .........            6,100              3,812
  Anadarko Petroleum Corp. .................              500             33,594
  Cross Timbers Oil Co. ....................            2,000             38,125
  Ocean Energy, Inc. (b) ...................            2,106             41,199
                                                                     -----------
                                                                         116,730
                                                                     -----------
Restaurants -- 4.6%
  Starbucks Corp. (b) ......................            1,850             98,859
                                                                     -----------
Retail -- Food & Drug -- 2.2%
  CVS Corp. ................................            1,200             46,725
                                                                     -----------
Retail -- General -- 3.9%
  Kohl's Corp. (b) .........................            1,600             83,000
                                                                     -----------
Retail -- Specialty -- 5.8%
  Bed Bath & Beyond, Inc. (b) ..............              900             46,632
  Borders Group, Inc. (b) ..................            1,000             37,000
  Home Depot, Inc. .........................              500             41,531
                                                                     -----------
                                                                         125,163
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $1,756,797)............                           1,997,000
                                                                     -----------

                                                        FACE
                                                       AMOUNT          VALUE (a)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.9% OF NET ASSETS

  Repurchase Agreement with State Street
    Bank and Trust Co., dated 6/30/98 at
    5.000% to be repurchased at $150,021
    on 7/01/98 collateralized by $150,000
    U.S. Treasury Bond, 6.250%, due
    6/30/02 with a value of $153,422  ......       $  150,000        $   150,000

  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $150,000)..............                             150,000
                                                                     -----------

  TOTAL INVESTMENTS -- 99.6%
    (Identified cost $1,906,797) (c)........                           2,147,000

    Cash and Other Assets, Less
      Liabilities -- 0.4%...................                               7,927
                                                                     -----------
  NET ASSETS -- 100%........................                         $ 2,154,927
                                                                     ===========

(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $1,906,797 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $422,600, and $182,397, respectively, resulting in net unrealized appreciation of $240,203.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES           VALUE(a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.4% of Net Assets

Advertising -- 1.5%
  Young & Rubicam, Inc. (b) ................            2,150       $    68,800
                                                                    -----------
Aerospace -- 1.7%
  Gencorp, Inc. ............................            2,000            50,500
  Gulfstream Aerospace Corp. (b) ...........              500            23,250
                                                                    -----------
                                                                         73,750
                                                                    -----------
Auto & Related -- 1.4%
  Magna International, Inc. ................              900            61,763
                                                                    -----------
Banks/Savings & Loans -- 6.7%
  AmSouth Bancorp ..........................            2,250            88,453
  Imperial Bancorp (b) .....................            1,000            30,000
  M&T Bank Corp. ...........................              200           110,800
  Provident Financial Group, Inc. ..........            1,500            68,438
                                                                    -----------
                                                                        297,691
                                                                    -----------
Broadcasting -- 2.0%
  United Video Satellite Group, Inc. (b) ...            2,300            91,138
                                                                    -----------
Business Services -- 2.7%
  Dun & Bradstreet Corp. (b) ...............            3,280           118,490
                                                                    -----------
Chemicals -- Specialty -- 2.1%
  Ecolab, Inc. .............................            1,400            43,400
  Solutia, Inc. ............................            1,800            51,637
                                                                    -----------
                                                                         95,037
                                                                    -----------
Computer Hardware -- 4.2%
  Gateway 2000, Inc. (b) ...................            1,800            91,125
  Lexmark International Group, Inc. (b) ....            1,600            97,600
                                                                    -----------
                                                                        188,725
                                                                    -----------
Computer Software & Services -- 4.4%
  Symantec Corp. (b) .......................            3,700            96,662
  Synopsys, Inc. (b) .......................            2,200           100,650
                                                                    -----------
                                                                        197,312
                                                                    -----------
Consumer Products -- 1.7%
  American Greetings Corp. .................            1,500            76,406
                                                                    -----------
Diversified Operations -- 1.2%
  Lancaster Colony Corp. ...................            1,400            53,025
                                                                    -----------
Electronics -- 3.3%
  CHS Electronics, Inc. (b) ................            3,000            53,625
  Integrated Device Technology, Inc. (b) ...            3,200            22,900
  Novellus Systems, Inc. (b) ...............            1,960            69,947
                                                                    -----------
                                                                        146,472
                                                                    -----------
Financial Services -- 6.3%
  A.G. Edwards, Inc. .......................              800            34,150
  AMRESCO, Inc. (b) ........................            1,900            55,338
  Bear Stearns Companies, Inc. .............              400            22,750
  Countrywide Credit Industries, Inc. ......            1,200            60,900
  First Plus Financial Group, Inc. (b) .....            1,200            43,200
  Omega Worldwide, Inc. (b) ................               66               499
  Reliastar Financial Corp. ................            1,300            62,400
                                                                    -----------
                                                                        279,237
                                                                    -----------
Food -- Packaged & Miscellaneous -- 4.6%
  Dean Foods Co. ...........................            1,500            82,406
  Smithfield Foods, Inc. (b) ...............            4,050           123,525
                                                                    -----------
                                                                        205,931
                                                                    -----------
Forest Products -- 1.0%
  Georgia Pacific Timber Group .............            2,000            46,125
                                                                    -----------
Health Care -- Drugs -- 1.3%
  Biovail Corp. International (b) ..........            1,800            57,600
                                                                    -----------
Health Care -- Medical Technology -- 4.7%
  Invacare Corp. ...........................            1,800            46,125
  Steris Corp. (b) .........................            2,600           165,344
                                                                    -----------
                                                                        211,469
                                                                    -----------
Health Care -- Services -- 2.2%
  PhyCor, Inc. (b) .........................            3,700            61,281
  Sierra Health Services, Inc. (b) .........            1,500            37,781
                                                                    -----------
                                                                         99,062
                                                                    -----------
Home Builders -- 3.3%
  Champion Enterprises, Inc. (b) ...........            5,075           149,078
                                                                    -----------
Insurance -- 5.2%
  Old Republic International Corp. .........            1,600            46,900
  PartnerRe Ltd. ...........................            1,700            86,700
  Reliance Group Holdings, Inc. ............            5,500            96,250
                                                                    -----------
                                                                        229,850
                                                                    -----------
Machinery -- 1.4%
  United Dominion Industries Ltd. ..........            1,900            63,413
                                                                    -----------
Manufacturing -- 3.9%
  MascoTech, Inc. ..........................            3,100            74,400
  Pentair, Inc. ............................            1,300            55,250
  Regal-Beloit Corp. .......................            1,500            42,750
                                                                    -----------
                                                                        172,400
                                                                    -----------
Natural Gas -- 2.7%
  Columbia Gas Systems, Inc. ...............            1,650            91,781
  MCN Energy Group, Inc. ...................            1,100            27,363
                                                                    -----------
                                                                        119,144
                                                                    -----------
Oil & Gas Drilling Equipment -- 2.6%
  National Oilwell, Inc. (b) ...............            2,000            53,625
  Noble Drilling Corp. (b) .................            2,500            60,156
                                                                     -----------
                                                                        113,781
                                                                    -----------
Oil & Gas Refining -- 1.2%
  Ashland, Inc. ............................            1,000            51,625
                                                                    -----------
Real Estate Investment Trusts -- 2.3%
  Mack California Realty Corp. .............            1,000            34,375
  OMEGA Healthcare Investors ...............            2,000            70,250
                                                                    -----------
                                                                        104,625
                                                                    -----------
Refrigeration Systems -- 1.5%
  Hussmann International, Inc. .............            3,500            64,969
                                                                    -----------
Restaurants -- 2.6%
  Wendy's International, Inc. ..............            4,950           116,325
                                                                    -----------
Retail -- Food -- 1.7%
  Food Lion, Inc. ..........................            7,300            77,563
                                                                    -----------
Retail -- General -- 1.4%
  Fingerhut Companies, Inc. ................            1,860            61,380
                                                                    -----------
Retail -- Specialty -- 6.1%
  CDW Computer Centers, Inc. (b) ...........            1,200            60,000
  Claire's Stores, Inc. ....................            2,200            45,100
  Gucci Group NV ...........................              400            21,200
  Payless Shoesource, Inc. (b) .............              600            44,213
  Saks Holdings, Inc. (b) ..................            1,600            44,200
  Zale Corp. (b) ...........................            1,800            57,262
                                                                    -----------
                                                                        271,975
                                                                    -----------
Security Systems -- 0.8%
  Sensormatic Electronics Corp. ............            2,500            35,000
                                                                    -----------
Telecommunications -- 1.0%
  Century Telephone Enterprises, Inc. ......            1,000            45,875
                                                                    -----------
Utilities -- 8.1%
  BEC Energy ...............................            1,600            66,400
  CalEnergy, Inc. (b) ......................            2,500            75,156
  Energy East Corp. ........................            2,000            83,250
  Florida Progress Corp. ...................            1,600            65,800
  Peco Energy Co. ..........................            2,400            70,050
                                                                    -----------
                                                                        360,656
                                                                    -----------
Waste Management -- 1.6%
  Browning Ferris Industries Inc. ..........            2,000            69,500
                                                                    -----------
  TOTAL COMMON STOCKS
    (Identified Cost $4,248,758)............                          4,475,192
                                                                    -----------
  TOTAL INVESTMENTS -- 100.4%
    (IDENTIFIED COST $4,248,758) (c)........                          4,475,192

    Liabilities, Less Cash and
      Other Assets -- (0.4%)................                            (18,375)
                                                                    -----------
  NET ASSETS -- 100%..........................                      $ 4,456,817
                                                                    ===========
(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $4,248,758 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $344,315, and $117,881, respectively, resulting in net unrealized appreciation of $226,434.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES           VALUE(a)
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.7% OF NET ASSETS

Advertising -- 1.6%
  Lamar Advertising Co. (b) ................            9,350        $   335,431
                                                                     -----------
Aerospace -- 2.1%
  Kellstrom Industries, Inc. (b) ...........           15,300            443,222
                                                                     -----------
Agricultural -- 3.2%
  Agribiotech, Inc. (b) ....................           15,600            431,925
  Delta & Pine Land Co. ....................            5,165            229,842
                                                                     -----------
                                                                         661,767
                                                                     -----------
Banks/Savings & Loans -- 7.9%
  Astoria Financial Corp. ..................            6,800            363,800
  FirstFed Financial Corp. (b) .............            9,550            496,600
  PBOC Holdings, Inc. (b) ..................           14,900            205,806
  Peoples Heritage Financial Group, Inc. ...           14,600            344,925
  Staten Island Bancorp, Inc. (b) ..........           10,200            232,050
                                                                     -----------
                                                                       1,643,181
                                                                     -----------
Broadcasting -- 3.0%
  Emmis Broadcasting Corp. (b) .............            7,400            353,812
  Metro Networks, Inc. (b) .................            6,100            263,063
                                                                     -----------
                                                                         616,875
                                                                     -----------
Business Services -- 13.0%
  Abacus Direct Corp. (b) ..................            8,700            451,856
  CheckFree Holdings Corp. (b) .............           11,450            337,059
  Ha Lo Industries, Inc. (b) ...............           12,600            392,175
  Labor Ready, Inc. (b) ....................           19,300            582,619
  Lason Holdings, Inc. (b) .................            7,750            422,375
  Saville Systems Ireland Plc ADR (b) ......            3,700            185,463
  Staff Leasing, Inc. (b) ..................           10,400            306,800
                                                                     -----------
                                                                       2,678,347
                                                                     -----------
Communications Equipment -- 0.9%
    Uniphase Corp. (b) .....................            3,000            188,344
                                                                     -----------
Computer Hardware -- 2.0%
  Network Appliance, Inc. (b) ..............           10,450            406,897
                                                                     -----------
Computer Software & Services -- 18.7%
  Advantage Learning Systems, Inc. (b) .....            6,300            172,463
  BroadVision, Inc. (b) ....................           12,350            294,856
  Ciber, Inc. (b) ..........................            9,400            357,200
  Concord Communications, Inc. (b) .........            9,600            245,400
  Diamond Technology Partners, Inc. (b) ....           15,800            477,950
  Gemstar International Group Ltd. (b) .....            4,300            160,981
  Geotel Communications Corp. (b) ..........           11,900            484,925
  Lernout & Hauspie Speech Products NV (b) .            2,300            137,281
  Lycos, Inc. (b) ..........................            6,000            452,250
  Mastech Corp. (b) ........................           15,600            438,750
  Pegasus Systems, Inc. (b) ................            7,800            199,875
  Sapient Corp. (b) ........................            8,400            443,100
                                                                     -----------
                                                                       3,865,031
                                                                     -----------
Electronics -- 2.0%
  Sipex Corp. (b) ..........................           19,550            420,325
                                                                     -----------
Entertainment -- 1.4%
  Sportsline USA, Inc. (b) .................            7,700            281,531
                                                                     -----------
Financial Services -- 3.3%
  Hambrecht & Quist Group, Inc. (b) ........            5,900            214,244
  Healthcare Financial Partners, Inc. (b) ..            7,800            478,237
                                                                     -----------
                                                                         692,481
                                                                     -----------
Food -- Packaged & Miscellaneous -- 3.9%
  Hain Food Group, Inc. (b) ................           17,100            442,463
  NBTY, Inc. (b) ...........................           19,550            359,231
                                                                     -----------
                                                                         801,694
                                                                     -----------
Health Care -- Biotechnology -- 3.4%
  Gilead Sciences, Inc. (b) ................            5,200            166,725
  MedImmune, Inc. (b) ......................            3,100            193,363
  Pharmacyclics, Inc. (b) ..................            7,500            178,125
  Sepracor, Inc. (b) .......................            4,200            174,300
                                                                     -----------
                                                                         712,513
                                                                     -----------
Health Care -- Medical Technology -- 2.0%
  Novoste Corp. (b) ........................            6,500            143,406
  Theragenics Corp. (b) ....................           10,000            260,625
                                                                     -----------
                                                                         404,031
                                                                     -----------
Health Care -- Services -- 3.5%
  MedQuist, Inc. (b) .......................           18,000            519,750
  Sunrise Assisted Living, Inc. (b) ........            5,750            197,656
                                                                     -----------
                                                                         717,406
                                                                     -----------
Home Builders -- 3.6%
  D.R. Horton, Inc. ........................           22,750            474,906
  Lennar Corp. .............................            9,400            277,300
                                                                     -----------
                                                                         752,206
                                                                     -----------
Insurance -- 1.4%
  Annuity and Life Re (Holdings) Ltd. (b) ..           13,000            287,625
                                                                     -----------
Oil & Gas Drilling Equipment -- 2.5%
  Dril-Quip, Inc. (b) ......................            5,900            154,875
  Veritas DGC, Inc. (b) ....................            7,200            359,550
                                                                     -----------
                                                                         514,425
                                                                     -----------
Oil & Gas Exploration -- 0.8%
  Cross Timbers Oil Co. ....................            9,200            175,375
                                                                     -----------
Restaurants -- 1.5%
  Papa John's International, Inc. (b) ......            7,800            307,613
                                                                     -----------
Retail -- General -- 2.1%
  99 Cents Only Stores (b) .................           10,300            427,450
                                                                     -----------
Retail -- Specialty -- 6.6%
  CD Now, Inc. (b) .........................           10,300            207,287
  Just For Feet, Inc. (b) ..................           15,200            433,200
  Pacific Sunwear of California (b) ........           15,200            532,000
  Restoration Hardware, Inc. (b) ...........            7,300            183,413
                                                                     -----------
                                                                       1,355,900
                                                                     -----------
Telecommunications -- 4.5%
  IDT Corp. (b) ............................           14,750            443,422
  Metromedia Fiber Network, Inc. (b) .......            6,100            284,413
  WinStar Communications, Inc. (b) .........            4,700            201,806
                                                                     -----------
                                                                         929,641
                                                                     -----------
Transportation -- 1.8%
  Coach USA, Inc. (b) ......................            8,100            369,563
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $18,248,762)...........                          19,988,874
                                                                     -----------

                                                        FACE
                                                       AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.5% OF NET ASSETS

  Repurchase Agreement with State
    Street Bank and Trust Co.,
    dated 6/30/98 at 5.000%
    to be repurchased at $1,554,216
    on 7/01/98 collateralized by
    $1,210,000 U.S. Treasury Bond,
    8.125%, due 8/15/19 with a value
    of $1,589,434  .........................     $  1,554,000         1,554,000
                                                                    -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,554,000)............                          1,554,000
                                                                    -----------
  TOTAL INVESTMENTS -- 104.2%
    (IDENTIFIED COST $19,802,762) (c).......                         21,542,874

    Liabilities, Less Cash and
      Other Assets -- (4.2%)................                           (875,366)
                                                                    -----------
  NET ASSETS -- 100%........................                        $20,667,508
                                                                    ===========
(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $19,802,762 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,966,459, and $226,347, respectively, resulting in net unrealized appreciation of $1,740,112.

Key to Abbreviations:
ADR: American Depositary Receipt.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES           VALUE(a)
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.0% OF NET ASSETS

Aerospace -- 2.1%
  Alliant Techsystems, Inc. (b) ............           58,200        $ 3,681,150
  Gencorp, Inc. ............................          114,200          2,883,550
  Nichols Research Corp. (b) ...............           67,450          1,842,228
                                                                     -----------
                                                                       8,406,928
                                                                     -----------
Auto & Related -- 0.9%
  Dura Automotive Systems, Inc. (b) ........           51,600          1,657,650
  Intermet Corp. ...........................          105,700          1,915,813
                                                                     -----------
                                                                       3,573,463
                                                                     -----------
Banks/Savings & Loans -- 5.1%
  Bank United Corp. ........................           82,300          3,940,113
  City National Corp. ......................           50,700          1,872,731
  CNB Bancshares, Inc. .....................           41,600          1,996,800
  Commercial Federal Corp. .................           85,450          2,702,356
  Downey Financial Corp. ...................           96,125          3,142,086
  Imperial Bancorp (b) .....................          132,000          3,960,000
  Local Financial Corp. (b) ................           97,500          1,267,500
  UST Corp. ................................           46,400          1,229,600
                                                                     -----------
                                                                      20,111,186
                                                                     -----------
Beverages -- 1.0%
  Whitman Corp. ............................          178,100          4,085,169
                                                                     -----------
Business Services -- 1.5%
  ACNielson Corp. (b) ......................           97,100          2,451,775
  Cort Business Services Corp. (b) .........           57,900          1,823,850
  Wallace Computer Services, Inc. ..........           68,300          1,622,125
                                                                     -----------
                                                                       5,897,750
                                                                     -----------
Chemicals -- Specialty -- 2.5%
  Cuno, Inc. (b) ...........................          100,000          2,162,500
  General Chemical Group, Inc. .............           68,700          1,906,425
  M.A. Hanna Co. ...........................           67,700          1,239,756
  Mississippi Chemical Corp. ...............           47,800            785,713
  Solutia, Inc. ............................          135,200          3,878,550
                                                                     -----------
                                                                       9,972,944
                                                                     -----------
Commercial Services -- 1.2%
  Viad Corp. ...............................          168,300          4,670,325
                                                                     -----------
Communications Equipment -- 0.7%
  California Microwave, Inc. (b) ...........           83,800          1,466,500
  Xylan Corp. (b) ..........................           45,100          1,344,544
                                                                     -----------
                                                                       2,811,044
                                                                     -----------
Computer Hardware -- 2.4%
  Digi International, Inc. (b) .............          119,500          2,419,875
  Fore Systems, Inc. (b) ...................           62,900          1,666,850
  Komag, Inc. (b) ..........................          122,400            654,075
  Micron Electronics, Inc. (b) .............           60,600            730,988
  Telxon Corp. .............................           86,700          2,806,912
  Xircom, Inc. (b) .........................           75,700          1,178,081
                                                                     -----------
                                                                       9,456,781
                                                                     -----------
Computer Software & Services -- 3.3%
  American Management Systems, Inc. (b) ....           95,700          2,865,019
  DSP Group, Inc. (b) ......................           88,200          1,741,950
  Inprise Corp. (b) ........................          169,400          1,249,325
  Platinum Technology, Inc. (b) ............          149,700          4,275,806
  Rational Software Corp. (b) ..............          187,500          2,859,375
                                                                     -----------
                                                                      12,991,475
                                                                     -----------
Data Processing Services -- 1.0%
  ChoicePoint, Inc. (b) ....................           25,600          1,296,000
  Information Resources, Inc. (b) ..........          133,700          2,473,450
                                                                     -----------
                                                                       3,769,450
                                                                     -----------
Electronics -- 2.4%
  Alpha Industries, Inc. (b) ...............           66,800            997,825
  AVX Corp. ................................           74,500          1,196,656
  Berg Electronics Corp. (b) ...............           69,200          1,353,725
  Cirrus Logic, Inc. (b) ...................          118,100          1,313,862
  EG & G, Inc. .............................           26,800            804,000
  Exar Corp. (b) ...........................           60,700          1,274,700
  Integrated Device Technology, Inc. (b) ...          155,300          1,111,366
  Vishay Intertechnology, Inc. (b) .........           73,440          1,317,330
                                                                     -----------
                                                                       9,369,464
                                                                     -----------
Entertainment -- 0.6%
  Midway Games, Inc. (b) ...................          156,100          2,439,063
                                                                     -----------
Environmental Services -- 1.0%
  IMCO Recycling, Inc. .....................          102,100          1,888,850
  World Fuel Services Corp. ................          114,875          1,988,773
                                                                     -----------
                                                                       3,877,623
                                                                     -----------
Financial Services -- 4.2%
  AMRESCO, Inc. (b) ........................          100,900          2,938,713
  DVI, Inc. (b) ............................           98,200          2,504,100
  Financial Federal Corp. (b) ..............           74,100          1,986,806
  Franchise Mortgage Acceptance Co. (b) ....          115,600          3,012,825
  UniCapital Corp. (b) .....................          203,700          3,895,762
  Webster Financial Corp. ..................           69,200          2,300,900
                                                                     -----------
                                                                      16,639,106
                                                                     -----------
Food -- Packaged & Miscellaneous -- 3.0%
  Dean Foods Co. ...........................           54,400          2,988,600
  Earthgrains Co. ..........................           35,200          1,966,800
  International Multifoods Corp. ...........          100,200          2,755,500
  Keebler Foods Co. (b) ....................           31,800            874,500
  Vlasic Foods International, Inc. (b) .....           83,200          1,674,400
  Weider Nutrition International, Inc. .....           98,700          1,677,900
                                                                     -----------
                                                                      11,937,700
                                                                     -----------
Freight Transportation -- 0.5%
  US Freightways Corp. .....................           59,000          1,937,781
                                                                     -----------
Health Care -- Drugs -- 0.5%
  Biovail Corp. International (b) ..........           61,500          1,968,000
                                                                     -----------
Health Care -- Medical Technology -- 3.5%
  Allegiance Corp. .........................           73,800          3,782,250
  Conmed Corp. (b) .........................          133,075          3,060,725
  Dentsply International, Inc. .............          130,100          3,252,500
  Invacare Corp. ...........................           97,200          2,490,750
  Sola International, Inc. (b) .............           42,700          1,395,756
                                                                     -----------
                                                                      13,981,981
                                                                     -----------
Health Care -- Services -- 5.2%
    Alternative Living Services, Inc. (b) ..           75,900          2,049,300
    Genesis Health Ventures, Inc. (b) ......           68,600          1,715,000
    Health Care & Retirement Corp. (b) .....           67,900          2,677,806
    HealthPlan Services Corp. (b) ..........          115,000          2,012,500
    Pharmerica, Inc. (b) ...................          110,200          1,329,288
    PhyCor, Inc. (b) .......................          220,800          3,657,000
    Sierra Health Services, Inc. (b) .......          118,600          2,987,237
    Trigon Healthcare, Inc. (b) ............           61,000          2,207,437
    Vitalink Pharmacy Services, Inc. (b) ...           85,945          1,896,162
                                                                     -----------
                                                                      20,531,730
                                                                     -----------
Home Builders -- 1.2%
  Champion Enterprises, Inc. (b) ...........          164,300          4,826,312
                                                                     -----------
Home Products -- 2.3%
  Furniture Brands International, Inc. (b) .          110,800          3,109,325
  Premark International, Inc. ..............          128,000          4,128,000
  Scotts Co. (b) ...........................           44,600          1,661,350
                                                                     -----------
                                                                       8,898,675
                                                                     -----------
Housing & Building Materials -- 1.4%
  Giant Cement Holding, Inc. (b) ...........           76,700          2,195,537
  Shaw Industries, Inc. ....................          187,200          3,299,400
                                                                     -----------
                                                                       5,494,937
                                                                     -----------
Insurance -- 5.5%
  Capital Reinsurance Corp. ................           61,700          4,419,263
  Everest Reinsurance Holdings, Inc. .......           93,900          3,609,281
  Horace Mann Educators Corp. ..............           28,300            976,350
  Protective Life Corp. ....................          112,700          4,134,681
  Reinsurance Group of America .............           83,000          4,907,375
  Reliance Group Holdings, Inc. ............          210,900          3,690,750
                                                                     -----------
                                                                      21,737,700
                                                                     -----------
Machinery -- 0.4%
  Chart Industries, Inc. ...................           64,700          1,544,713
                                                                     -----------
Manufacturing -- 5.0%
  A.O. Smith Corp. .........................           47,500          2,455,156
  Cognex Corp. (b) .........................           84,100          1,555,850
  Federal Signal Corp. .....................          102,700          2,496,894
  MascoTech, Inc. ..........................          127,400          3,057,600
  Millipore Corp. ..........................           61,600          1,678,600
  Pentair, Inc. ............................           88,800          3,774,000
  Regal-Beloit Corp. .......................          157,800          4,497,300
                                                                     -----------
                                                                      19,515,400
                                                                     -----------
Metals -- 1.1%
  Agnico-Eagle Mines Ltd. ..................          147,100            809,050
  Lone Star Technologies, Inc. (b) .........           71,500          1,090,375
  Worthington Industries, Inc. .............          158,000          2,379,875
                                                                     -----------
                                                                       4,279,300
                                                                     -----------
Natural Gas -- 1.2%
  Eastern Enterprises ......................           89,600          3,841,600
  Public Service Company of North Carolina, Inc.       49,900          1,085,325
                                                                     -----------
                                                                       4,926,925
                                                                     -----------
Office Equipment -- 2.1%
  Bell & Howell Co. (b) ....................          124,300          3,208,494
  HON Industries, Inc. .....................           69,300          2,356,200
  National Computer Systems, Inc. ..........          109,200          2,620,800
                                                                     -----------
                                                                       8,185,494
                                                                     -----------
Oil & Gas Drilling Equipment -- 2.0%
  Atwood Oceanics, Inc. (b) ................           34,600          1,377,513
  IRI International Corp. (b) ..............          127,900          1,374,925
  Key Energy Group, Inc. (b) ...............           78,000          1,023,750
  National Oilwell, Inc. (b) ...............           51,200          1,372,800
  Offshore Logistics, Inc. (b) .............           84,000          1,491,000
  Veritas DGC, Inc. (b) ....................           23,500          1,173,531
                                                                     -----------
                                                                       7,813,519
                                                                     -----------
Oil & Gas Exploration -- 1.9%
  Forcenergy, Inc. (b) .....................          111,200          1,980,750
  Lomak Petroleum, Inc. ....................          110,000          1,148,125
  Plains Resources, Inc. (b) ...............           84,000          1,501,500
  Vintage Petroleum, Inc. ..................          151,100          2,852,012
                                                                     -----------
                                                                       7,482,387
                                                                     -----------
Paper Products -- 0.7%
  Chesapeake Corp. .........................           66,300          2,581,556
                                                                     -----------
Personal Care -- 0.8%
  Dial Corp. (New) .........................          118,100          3,063,219
                                                                     -----------
Printing -- 1.3%
  Banta Corp. ..............................          104,174          3,216,372
  Cadmus Communications Corp. ..............           79,300          1,923,025
                                                                     -----------
                                                                       5,139,397
                                                                     -----------
Real Estate Investment Trusts -- 7.0%
  American General Hospitality Corp. .......          174,900          3,716,625
  Anthracite Mortgage Capital, Inc. (b) ....          115,100          1,597,013
  Brandywine Realty Corp. ..................          118,000          2,640,250
  Capital Automotive (b) ...................          154,300          2,189,131
  Capstone Capital Corp. ...................          116,200          2,672,600
  Imperial Credit Commercial Mortgage
    Investment Corp. (b) ...................          265,800          3,472,012
  Koger Equity, Inc. .......................          155,400          3,137,138
  Liberty Property .........................           96,400          2,464,225
  Mack California Realty Corp. .............           85,600          2,942,500
  Sun Communities, Inc. ....................           87,200          2,888,500
                                                                     -----------
                                                                      27,719,994
                                                                     -----------
Refrigeration Systems -- 0.6%
  Hussmann International, Inc. .............          135,400          2,513,363
                                                                     -----------
Restaurants -- 0.4%
  Cracker Barrel Old Country Store, Inc. ...           54,300          1,724,025
                                                                     -----------
Retail -- Food -- 0.7%
  Hannaford Brothers Co. ...................           63,700          2,802,800
                                                                     -----------
Retail -- General -- 0.7%
  BJ's Wholesale Club, Inc. (b) ............           67,100          2,725,938
                                                                     -----------
Retail -- Specialty -- 6.0%
  Burlington Coat Factory Warehouse Corp. ..          167,900          3,777,750
  Claire's Stores, Inc. ....................          128,900          2,642,450
  Family Dollar Stores, Inc. ...............           46,800            865,800
  Heilig-Meyers Co. ........................          198,900          2,448,956
  Jostens, Inc. ............................           94,000          2,244,250
  OfficeMax, Inc. (b) ......................          165,000          2,722,500
  Petco Animal Supplies, Inc. (b) ..........          128,400          2,559,975
  Saks Holdings, Inc. (b) ..................           75,800          2,093,975
  The Wet Seal, Inc. (b) ...................           36,800          1,177,600
  United Auto Group, Inc. (b) ..............           83,300          1,822,187
  Zale Corp. (b) ...........................           34,700          1,103,894
                                                                     -----------
                                                                      23,459,337
                                                                     -----------
Security Systems -- 0.8%
  Sensormatic Electronics Corp. ............          220,645          3,089,030
                                                                     -----------
Telecommunications -- 0.9%
  Aliant Communications, Inc. ..............          126,500          3,470,844
                                                                     -----------
Textile & Apparel -- 0.9%
  Burlington Industries Ltd. (b) ...........           72,400          1,018,125
  Oshkosh B Gosh, Inc. .....................           20,800            925,600
  Stride Rite Corp. ........................          104,500          1,574,031
  Timberland Co. (b) .......................            2,100            151,069
                                                                     -----------
                                                                       3,668,825
                                                                     -----------
Utilities -- 3.5%
  BEC Energy ...............................           80,100          3,324,150
  Commonwealth Energy System ...............           29,700          1,121,175
  Rochester Gas & Electric Corp. ...........          121,400          3,877,212
  Southern California Water Co. ............           55,700          1,510,863
  WPS Resources Corp. ......................          116,700          3,829,219
                                                                     -----------
                                                                      13,662,619
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $336,087,134)..........                         358,755,272
                                                                     -----------

WARRANTS -- 0.0% OF NET ASSETS

Entertainment -- 0.0%
  Iwerks Entertainment, Inc. expiring 7/2/99 (b)        1,364                  0
                                                                     -----------
  TOTAL WARRANTS
    (Identified Cost $0)....................                                   0
                                                                     -----------

                                                        FACE
                                                       AMOUNT          VALUE (a)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 8.9% OF NET ASSETS

  Associates Corp. of North America,
    5.950%, 7/01/98 ........................      $19,351,415       $ 19,351,415
  Chevron USA, Inc., 5.800%, 7/01/98 .......       15,700,000         15,700,000
                                                                    ------------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $35,051,415)...........                          35,051,415
                                                                    ------------
  TOTAL INVESTMENTS -- 99.9%
    (IDENTIFIED COST $371,138,549) (c)......                         393,806,687

    Cash and Other Assets, Less
      Liabilities -- 0.1%...................                             460,338
                                                                    ------------
  NET ASSETS -- 100%........................                        $394,267,025
                                                                    ============
(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $371,138,549 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $43,060,365, and $20,392,227, respectively, resulting in net unrealized appreciation of $22,668,138.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                       SHARES           VALUE(a)
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.7% OF NET ASSETS

Aerospace -- 4.8%
  Boeing Co. ...............................              700        $    31,194
  Sundstrand Corp. .........................              700             40,075
                                                                     -----------
                                                                          71,269
                                                                     -----------
Banks/Savings & Loans -- 2.8%
  Fleet Financial Group, Inc. ..............              500             41,750
                                                                     -----------
Broadcasting -- 4.7%
  CBS Corp. ................................            2,200             69,850
                                                                     -----------
Chemicals -- Major -- 4.8%
  IMC Global, Inc. .........................            1,100             33,137
  Praxair, Inc. ............................              800             37,450
                                                                     -----------
                                                                          70,587
                                                                     -----------
Chemicals -- Specialty -- 8.7%
  Crompton & Knowles Corp. .................            1,500             37,781
  E.I. du Pont DeNemours & Co. .............              700             52,237
  Solutia, Inc. ............................            1,300             37,294
                                                                     -----------
                                                                         127,312
                                                                     -----------
Commercial Services -- 3.2%
  Viad Corp. ...............................            1,700             47,175
                                                                     -----------
Communications Equipment -- 2.7%
  Loral Space & Communications Ltd. (b) ....            1,400             39,550
                                                                     -----------
Computer Hardware -- 10.9%
  3Com Corp. (b) ...........................              800             24,550
  Cabletron Systems, Inc. (b) ..............              800             10,750
  EMC Corp. (b) ............................            1,000             44,812
  Gateway 2000, Inc. (b) ...................              800             40,500
  Sun Microsystems, Inc. (b) ...............              900             39,094
                                                                     -----------
                                                                         159,706
                                                                     -----------
Computer Software & Services -- 4.4%
  Unisys Corp. (b) .........................            2,300             64,975
                                                                     -----------
Electrical Equipment -- 2.0%
  Raychem Corp. ............................            1,000             29,563
                                                                     -----------
Electronics -- 5.4%
  Applied Materials, Inc. (b) ..............            1,100             32,450
  Texas Instruments, Inc. ..................              800             46,650
                                                                     -----------
                                                                          79,100
                                                                     -----------
Forest Products -- 1.6%
  Georgia Pacific Corp. ....................              400             23,575
                                                                     -----------
Freight Transportation -- 8.5%
  Burlington Northern Santa Fe Corp. .......              300             29,456
  CNF Transportation, Inc. .................              900             38,250
  FDX Corp. (b) ............................              400             25,100
  Ryder System, Inc. .......................            1,000             31,563
                                                                     -----------
                                                                         124,369
                                                                     -----------
Gaming -- 1.9%
  Harrah's Entertainment, Inc. (b) .........            1,200             27,900
                                                                     -----------
Housing & Building Materials -- 7.0%
  Black & Decker Corp. .....................              900             54,900
  Masco Corp. ..............................              800             48,400
                                                                     -----------
                                                                         103,300
                                                                     -----------
Insurance -- 2.5%
  Travelers, Inc. ..........................              600             36,375
                                                                     -----------
Metals -- 2.9%
  UCAR International, Inc. (b) .............              800             23,350
  USX-US Steel Group, Inc. .................              600             19,800
                                                                     -----------
                                                                          43,150
                                                                     -----------
Retail -- Food -- 3.8%
  Kroger Co. (b) ...........................            1,300             55,738
                                                                     -----------
Retail -- General -- 3.3%
  Federated Department Stores, Inc. (b) ....              900             48,431
                                                                     -----------
Telecommunications -- 2.4%
  Ameritech Corp. ..........................              800             35,900
                                                                     -----------
Textile & Apparel -- 6.3%
  Reebok International Ltd. (b) ............              700             19,381
  Republic Industries, Inc. (b) ............            1,400             35,000
  Warnaco Group, Inc. ......................              900             38,194
                                                                     -----------
                                                                          92,575
                                                                     -----------
Waste Management -- 2.1%
  Waste Management, Inc. ...................              900             31,500
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $1,200,725)............                           1,423,650
                                                                     -----------
  TOTAL INVESTMENTS -- 96.7%
    (IDENTIFIED COST $1,200,725) (c)........                           1,423,650
    Cash and Other Assets, Less
      Liabilities -- 3.3%...................                              48,916
                                                                     -----------
  NET ASSETS -- 100%..........................                       $ 1,472,566
                                                                     ===========

(a) See Note 1.
(b) Non-income producing security.
(c) At June 30, 1998, the net unrealized appreciation on investments based on cost of $1,200,725 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $296,947, and $74,022, respectively, resulting in net unrealized appreciation of $222,925.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES WORLDWIDE FUND
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- AS OF JUNE 30, 1998 (UNAUDITED)

                                                        FACE
                                                       AMOUNT          VALUE (a)
--------------------------------------------------------------------------------

BONDS AND NOTES -- 45.9% OF NET ASSETS

Australia -- 2.1%
    QTC Global Aud Bon, 8.000%, 9/14/07 ....  AUD     100,000        $    71,492
    South Australia Government Finance
      Authority, Zero Coupon Bond,
      12/21/15 .............................          220,000             47,198
                                                                     -----------
                                                                         118,690
                                                                     -----------
New Zealand -- 1.5%
  Government of New Zealand, 8.000%,
    11/15/06  ..............................  NZD     150,000             85,631
                                                                     -----------
Philippines -- 3.1%
  FLI Capital Cayman, 3.750%, 2/01/02
    (step to 6.250% on 8/01/99) (b) (c)  ...  USD     150,000            114,750
  MBIA, Inc., Zero Coupon Bond, 12/18/01 (b)          100,000             60,000
                                                                     -----------
                                                                         174,750
                                                                     -----------
South Korea -- 1.0%
  Samsung Electronics Co. Ltd., Zero Coupon
    Bond, 12/31/07 (b) .....................           75,000             58,500
                                                                     -----------
Thailand -- 2.9%
  Bangkok Bank Public Co. Ltd.,
    3.250%, 3/03/04 (b)  ...................          300,000             97,500
  Loxley Public Co. Ltd., 2.500%,
    4/04/01 (b)  ...........................          200,000             64,000
                                                                     -----------
                                                                         161,500
                                                                     -----------
United States -- 35.3%
  Apple Computer, Inc., 6.500%, 2/15/04 ....          250,000            230,000
  Arch Communications Group, Inc.,
   Zero Coupon Bond, 3/15/08 (step to
   10.875% on 3/15/01) (c) .................          300,000            171,000
  Boston Chicken, Inc., 4.500%, 2/01/04 (b)           125,000             19,375
  Builders Transportation, Inc.,
   8.000%, 8/15/05 (b) (d)   ...............           95,000              9,500
  Chesapeake Energy Corp.,
   7.875%, 3/15/04  ........................          100,000             93,750
  CML Group, Inc., 5.500%, 1/15/03 (b)  ....          150,000             93,000
  Dillon Read Structured Finance Corp.,
   6.660%, 8/15/10 .........................          168,884            156,647
  Envirotest Systems Corp.,
   9.625%, 4/01/03  ........................           50,000             49,000
  Exide Corp., 2.900%, 12/15/05
   144A (b) (e)  ...........................          125,000             77,188
  Kent Electronics Corp.,
   4.500%, 9/01/04 (b)  ....................           50,000             40,875
  Lam Research Corp., 5.000%, 9/01/02 (b)  .          150,000            123,000
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04 (b)  ...........................           50,000             21,000
  Thermedics, Inc., Zero Coupon Bond,
   6/01/03 (b)  ............................          100,000             75,000
  United States Treasury Bonds,
   6.000%, 2/15/26  ........................          800,000            832,248
                                                                      ----------
                                                                       1,991,583
                                                                      ----------
  TOTAL BONDS AND NOTES
   (Identified Cost $2,905,872) ............                           2,590,654
                                                                      ----------

                                                       SHARES           VALUE(a)
--------------------------------------------------------------------------------

COMMON STOCKS -- 45.4% OF NET ASSETS

Canada -- 0.7%
  Abacan Resources Corp. (New) (f) .........           12,450              7,781
  Magna International, Inc. ................              450             30,881
                                                                     -----------
                                                                          38,662
                                                                     -----------
France -- 3.6%
  Bank Nationale de Paris ..................            2,500            203,863
                                                                     -----------
Germany -- 2.6%
  MAN AG ...................................              550            148,254
                                                                     -----------
Italy -- 5.7%
  ENI Spa ..................................           30,000            196,360
  Ericsson Spa .............................            2,100            124,237
                                                                     -----------
                                                                         320,597
                                                                     -----------
Korea -- 1.1%
  Hyundai Housing & Industry Development ...            3,000             63,365
                                                                     -----------
New Zealand -- 2.6%
  Air New Zealand Ltd. .....................          138,000            148,386
                                                                     -----------
Portugal -- 3.5%
  Portugal Telecom SA ......................            3,750            198,489
                                                                     -----------
Singapore -- 2.3%
  Keppel Corp. Ltd. ........................           85,000            128,245
                                                                     -----------
Thailand -- 2.6%
  Advanced Info Service Public Co. Ltd. ....           29,500            125,979
  Industrial Finance Corp. of Thailand .....           50,000             10,320
  Phatra Thanakit Public Co. Ltd. ..........          137,700             12,414
                                                                     -----------
                                                                         148,713
                                                                     -----------
United Kingdom -- 2.7%
  Boots Co. Plc ............................            9,000            149,203
                                                                     -----------
United States -- 18.0%
  AES Corp. (f) ............................              500             26,281
  American Express Co. .....................              250             28,500
  Anadarko Petroleum Corp. .................              450             30,234
  Analog Devices, Inc. (f) .................              900             22,106
  Burlington Resources, Inc. ...............              650             27,991
  CBS Corp. ................................            1,000             31,750
  Chrysler Corp. ...........................              700             39,462
  Circuit City Stores, Inc. ................              650             30,469
  Cisco Systems, Inc. (f) ..................              400             36,825
  Computer Associates International, Inc. ..              600             33,337
  CVS Corp. ................................              800             31,150
  EMC Corp. (f) ............................              700             31,369
  International Business Machines Corp. ....              350             40,184
  McDonald's Corp. .........................              500             34,500
  Medtronic, Inc. ..........................              450             28,688
  Meritor Automotive, Inc. .................                1                 24
  Monsanto Co. .............................              650             36,319
  Pfizer, Inc. .............................              300             32,606
  Schering-Plough Corp. ....................              350             32,069
  Staples, Inc. (f) ........................            1,200             34,725
  Star Banc Corp. ..........................              200             12,775
  Tellabs, Inc. (f) ........................              350             25,069
  The Learning Company, Inc. (f) ...........            7,105            210,486
  Time Warner, Inc. ........................              400             34,175
  Warner Lambert Co. .......................              450             31,219
  Wells Fargo & Co. ........................              100             36,900
  WorldCom, Inc. (f) .......................              700             33,906
  Xerox Corp. ..............................              250             25,406
                                                                     -----------
                                                                       1,018,525
                                                                     -----------
  TOTAL COMMON STOCKS
    (Identified Cost $2,727,825) ...........                           2,566,302
                                                                     -----------
PREFERRED STOCKS -- 2.2% OF NET ASSETS

Japan -- 2.2%
  Sakura Finance, 0.750% ...................       24,000,000            122,359
                                                                     -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $186,152) .............                             122,359
                                                                     -----------
RIGHTS -- 0.0% OF NET ASSETS

Thailand -- 0.0%
  Industrial Finance Corp.
   of Thailand (f)  ........................           25,000                  0
                                                                     -----------
  TOTAL RIGHTS
    (Identified Cost $0) ...................                                   0
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 7.8% OF NET ASSETS

  Repurchase Agreement with State
   Street Bank and Trust Co., dated
   6/30/98 at 5.000% to be repurchased
   at $443,062 on 7/01/98 collateralized
   by $345,000 U.S. Treasury Bond, 8.125%,
   due 8/15/19 with a value of $453,186  ...  USD     443,000       $  443,000
                                                                    ----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $443,000) .............                           443,000
                                                                    ----------
  TOTAL INVESTMENTS -- 101.3%
    (IDENTIFIED COST $6,262,849) (g) .......                         5,722,315

      Liabilities, Less Cash and
       Other Assets -- (1.3%) ..............                           (71,455)
                                                                    ----------
  NET ASSETS -- 100% .......................                        $5,650,860
                                                                    ==========

 (a)See Note 1.
 (b)Convertible Bond.
 (c)Step Bond: Coupon is zero or below market rate for an initial period and increases at a specified date and rate.
 (d)Security in default.
 (e)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (f)Non-income producing security.
 (g)At June 30, 1998, the net unrealized depreciation on investments based on cost of $6,262,849 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $385,936, and $926,470, respectively, resulting in net unrealized depreciation of $540,534.

Key to Abbreviations:
AUD: Australian Dollar.
NZD: New Zealand Dollar.
USD: United States Dollar.

                 Ten Largest Sector Holdings at June 30, 1998
                        as a Percentage of Net Assets
     Telecommunications                                        9.6%
     Computers                                                 7.4%
     Banking & Finance                                         7.1%
     Retail -- General                                         5.7%
     Electronics                                               5.4%
     Financial                                                 4.2%
     Oil & Gas                                                 3.3%
     Airlines                                                  2.5%
     Manufacturing                                             2.5%
     Auto & Related                                            2.5%

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------


STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (unaudited)

                                                        CORE           GROWTH        INTERNATIONAL
                                                     VALUE FUND         FUND          EQUITY FUND
                                                     ----------         ----          -----------
ASSETS
  Investments at value ........................     $74,514,415      $31,168,864      $79,972,794
  Cash ........................................               1              423              373
  Foreign currency at value ...................               0                0          200,309
  Receivable for:
    Fund Shares sold ..........................             147            7,223            7,522
    Securities sold ...........................         656,665          464,500        1,858,169
    Dividends and interest -- net .............          92,078            8,049          167,887
    Foreign tax reclaim .......................           1,578                0          102,758
  Due from the adviser (Note 3) ...............           3,824           16,295           39,921
  Other assets (Note 1I) ......................               0                0                0
                                                    -----------      -----------      -----------
                                                     75,268,708       31,665,354       82,349,733
                                                    -----------      -----------      -----------
LIABILITIES
  Payable for:
      Securities purchased ....................         393,955          364,548        1,615,678
      Fund Shares redeemed ....................         263,485          331,236          112,400
      Foreign taxes ...........................           1,815                0           34,203
    Accrued expenses:
      Management fees (Note 3) ................          30,452           12,476           49,024
      Trustees' fees (Note 3A) ................           1,555            1,555            1,555
      Administrative fees .....................           3,652            1,686            3,823
      Other expenses ..........................          43,159           24,778           48,058
                                                    -----------      -----------      -----------
                                                        738,073          736,279        1,864,741
                                                    -----------      -----------      -----------
  NET ASSETS ..................................     $74,530,635      $30,929,075      $80,484,992
                                                    ===========      ===========      ===========
  Net Assets consist of:
      Capital paid in .........................     $53,992,385      $20,528,882      $73,757,534
      Undistributed (or Distribution in excess
        of) net investment income .............         455,743          (45,864)         797,885
      Accumulated net realized gain (loss) ....       6,492,263        5,325,410        2,820,434
      Unrealized appreciation (depreciation) on:
        Investments ...........................      13,590,244        5,120,647        3,108,436
        Foreign currency translations .........               0                0              703
                                                    -----------      -----------      -----------
  NET ASSETS ..................................     $74,530,635      $30,929,075      $80,484,992
                                                    ===========      ===========      ===========
INSTITUTIONAL CLASS:
    Net assets ................................     $72,729,987      $30,342,484      $80,278,041
    Shares of beneficial interest
      outstanding, no par value ...............       3,785,826        2,187,644        6,527,407
    Net asset value and redemption price per
      Institutional share .....................     $     19.21      $     13.87      $     12.30
  RETAIL CLASS:
    Net assets ................................     $ 1,800,648      $   586,591      $   206,951
    Shares of beneficial interest
      outstanding, no par value ...............          93,973           42,480           16,888
    Net asset value and redemption price per
      Retail share ............................     $     19.16      $     13.81      $     12.25
  ADMIN CLASS:
    Net assets ................................            --               --               --
    Shares of beneficial interest
      outstanding, no par value ...............            --               --               --
    Net asset value and redemption price per
      Admin Share .............................            --               --               --
  Identified cost of investments ..............     $60,924,171      $26,048,217      $76,864,358
                                                    ===========      ===========      ===========

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
       MID-CAP       MID-CAP        SMALL CAP      SMALL CAP    STRATEGIC
       GROWTH         VALUE           GROWTH         VALUE        VALUE         WORLDWIDE
        FUND           FUND            FUND           FUND         FUND            FUND
-------------------------------------------------------------------------------------------
    $2,147,000      $4,475,192     $21,542,874    $393,806,687   $1,423,650     $5,722,315
             5          45,086             900               0       35,984            577
             0               0               0               0            0          8,050
             0              48               0       1,592,580            0         40,000
             0         190,052               0       1,917,949        6,882         68,256
           253           1,689             556         563,220          816         56,377
             0               0               0               0            0            650
        32,166          33,784          33,865           1,427       36,426         37,355
             0               0               0               0            0          2,567
    ----------      ----------     -----------    ------------   ----------     ----------
     2,179,424       4,745,851      21,578,195     397,881,863    1,503,758      5,936,147
    ----------      ----------     -----------    ------------   ----------     ----------

         3,850         187,929         845,615       2,770,071       10,556        223,560
           283          76,787          21,140         463,138          215         28,694
             0              64               0               0            0          1,328
         3,894           8,542          20,585         237,383        1,859         11,335
         1,555           1,555           1,555           1,555        1,555          1,555
           564             685           2,113          17,667          509            639
        14,351          13,472          19,679         125,024       16,498         18,176
    ----------      ----------     -----------    ------------   ----------     ----------
        24,497         289,034         910,687       3,614,838       31,192        285,287
    ----------      ----------     -----------    ------------   ----------     ----------
    $2,154,927      $4,456,817     $20,667,508    $394,267,025   $1,472,566     $5,650,860
    ==========      ==========     ===========    ============   ==========     ==========
    $1,746,666      $3,889,483     $19,019,274    $359,463,611   $1,205,117     $5,815,401

        (4,265)          5,053         (21,287)      1,783,933       (2,002)       124,650
       172,323         335,847         (70,591)     10,351,343       46,526        251,488
       240,203         226,434       1,740,112      22,668,138      222,925       (540,534)
             0               0               0               0            0           (145)
    ----------      ----------     -----------    ------------   ----------     ----------
    $2,154,927      $4,456,817     $20,667,508    $394,267,025   $1,472,566     $5,650,860
    ==========      ==========     ===========    ============   ==========     ==========

    $2,053,741      $4,241,565     $18,814,888    $334,135,360   $1,163,455     $5,571,367

       163,858         340,464       1,493,944      17,438,759       89,339        565,860

    $    12.53      $    12.46     $     12.59    $      19.16   $    13.02     $     9.85

    $  101,186      $  215,252     $ 1,852,620    $ 59,436,573   $  309,111     $   79,493

         8,084          17,302         147,500       3,105,758       23,770          8,096

    $    12.52      $    12.44     $     12.56    $      19.14   $    13.00     $     9.82

          --              --              --      $    695,092         --             --

          --              --              --            36,370         --             --

          --              --              --      $      19.11         --             --

    $1,906,797      $4,248,758     $19,802,762    $371,138,549   $1,200,725     $6,262,849
    ==========      ==========     ===========    ============   ==========     ==========

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                        CORE           GROWTH        INTERNATIONAL
                                                     VALUE FUND         FUND          EQUITY FUND
                                                     ----------         ----          -----------
  INVESTMENT INCOME
    Dividends* ................................     $   644,102      $    67,716      $ 1,121,218
    Interest ..................................          89,928           21,435           85,458
                                                    -----------      -----------      -----------
                                                        734,030           89,151        1,206,676
                                                    -----------      -----------      -----------
  Expenses
      Management fees (Note 3) ................         178,028           79,059          305,710
      12b-1 fees (Retail Class) ...............           1,950              614              270
      12b-1 fees (Admin Class) ................               0                0                0
      Trustees' fees and expenses (Note 3A) ...           2,815            2,815            2,815
      Administrative fees .....................          18,309            8,558           19,995
      Custodian and accounting fees ...........          36,616           31,492          114,494
      Transfer Agent fees (Institutional Class)          11,563           10,582           10,041
      Transfer Agent fees (Retail Class) ......           9,127            9,095            9,043
      Transfer Agent fees (Admin Class) .......               0                0                0
      Audit and tax services fees .............           6,347            6,347            6,347
      Legal fees ..............................           2,125            2,124            2,124
      Printing fees ...........................           3,246            1,496            3,837
      Registration fees .......................          14,587           11,314           10,990
      Amortization of organization expenses
       (Note 1I):
        Institutional Class ...................               0                0                0
      Amortization of deferred registration
       costs (Note 1I):
        Institutional Class ...................               0                0                0
        Retail Class ..........................             652              481              488
      Miscellaneous expenses ..................          16,660            1,577            1,209
                                                    -----------      -----------      -----------
      Total expenses ..........................         302,025          165,554          487,363
      Less expenses waived and reimbursed by the
        investment adviser (Note 3) ...........          (8,590)         (30,539)         (78,785)
                                                    -----------      -----------      -----------
      Net expenses ............................         293,435          135,015          408,578
                                                    -----------      -----------      -----------
    Net investment income (loss) ..............         440,595          (45,864)         798,098
                                                    -----------      -----------      -----------
  NET REALIZED GAIN (LOSS) ON:
  Investments .................................       5,846,476        4,093,998        2,699,236
  Foreign currency transactions ...............               0                0          (10,665)
                                                    -----------      -----------      -----------
  Total net realized gain (loss) ..............       5,846,476        4,093,998        2,688,571
                                                    -----------      -----------      -----------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments .................................        (390,260)      (1,056,562)       3,501,852
  Foreign currency translations ...............               0                0            1,837
                                                    -----------      -----------      -----------
  Total net change in unrealized appreciation
  (depreciation) ..............................        (390,260)      (1,056,562)       3,503,689
                                                    -----------      -----------      -----------
  Total net realized gain (loss) and change in
  unrealized appreciation (depreciation) ......       5,456,216        3,037,436        6,192,260
                                                    -----------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ..................................     $ 5,896,811      $ 2,991,572      $ 6,990,358
                                                    ===========      ===========      ===========

*Net of foreign withholding taxes of $4,874, $173,188, $151, $288 and $4,224 for the Core Value, International Equity, Mid-Cap Value, Small Cap Value and the Worldwide Funds, respectively.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
       MID-CAP       MID-CAP        SMALL CAP      SMALL CAP     STRATEGIC
       GROWTH         VALUE           GROWTH         VALUE         VALUE        WORLDWIDE
        FUND           FUND            FUND           FUND          FUND           FUND
-------------------------------------------------------------------------------------------
    $    3,461      $   22,131     $     4,564    $  1,970,987   $    5,001     $   29,017
         2,289           3,791          16,910       1,233,491          552        133,795
    ----------      ----------     -----------    ------------   ----------     ----------
         5,750          25,922          21,474       3,204,478        5,553        162,812
    ----------      ----------     -----------    ------------   ----------     ----------

         7,438          16,106          30,604       1,280,504        3,587         22,360
            99             249           1,955          60,034          381            109
             0               0               0              62            0              0
         2,815           2,815           2,815           2,815        2,815          2,815
         2,201           2,779           4,683          84,262        2,042          2,580
        24,913          29,985          35,600          78,170       24,391         33,826
         9,011           9,228           9,124          16,246        8,988          9,048
         8,984           8,988           9,061          10,663        8,975          9,002
             0               0               0           1,500            0              0
         6,808           6,808           6,808           6,347        6,808          6,347
         2,124           2,124           2,124           2,124        2,125          2,124
            91             195             272          14,682           66            281
         9,298           9,616           9,939          38,769       12,417         11,030

             0               0               0               0            0            451

           942             901             916               0        5,060              0
            37              40             215             521          745            915
         1,384           1,393             493          66,463          201          1,400
    ----------      ----------     -----------    ------------   ----------     ----------
        76,145          91,227         114,609       1,663,162       78,601        102,288

       (66,130)        (69,504)        (71,848)         (1,427)     (71,046)       (72,366)
    ----------      ----------     -----------    ------------   ----------     ----------
        10,015          21,723          42,761       1,661,735        7,555         29,922
    ----------      ----------     -----------    ------------   ----------     ----------
        (4,265)          4,199         (21,287)      1,542,743       (2,002)       132,890
    ----------      ----------     -----------    ------------   ----------     ----------

       111,959         351,527         196,758       7,318,288       34,413        119,080
             0               0               0               0            0         (4,599)
    ----------      ----------     -----------    ------------   ----------     ----------
       111,959         351,527         196,758       7,318,288       34,413        114,481
    ----------      ----------     -----------    ------------   ----------     ----------

        68,427         (41,595)        910,542      (4,072,646)     108,568       (262,945)
             0               0               0               0            0            120
    ----------      ----------     -----------    ------------   ----------     ----------

        68,427         (41,595)        910,542      (4,072,646)     108,568       (262,825)
    ----------      ----------     -----------    ------------   ----------     ----------

       180,386         309,932       1,107,300       3,245,642      142,981       (148,344)
    ----------      ----------     -----------    ------------   ----------     ----------

    $  176,121      $  314,131     $ 1,086,013    $  4,788,385   $  140,979     $  (15,454)
    ==========      ==========     ===========    ============   ==========     ==========

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                     CORE VALUE FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997
                                          ----------------  ------------------
                                             (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ........     $   440,595        $   598,356
  Net realized gain (loss) ............       5,846,476          6,931,274
  Change in unrealized appreciation
    (depreciation) ....................        (390,260)         5,392,568
                                            -----------        -----------
    Increase (decrease) in net assets
      from operations .................       5,896,811         12,922,198
                                            -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............               0           (590,731)
    Net realized gain on investments ..               0         (7,124,536)

  RETAIL CLASS
    Net investment income .............               0            (10,346)
    Net realized gain on investments ..               0           (138,784)
                                            -----------        -----------
                                                      0         (7,864,397)
                                            -----------        -----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................       4,006,576         15,853,992
                                            -----------        -----------
  Total increase (decrease) in net
    assets ............................       9,903,387         20,911,793

NET ASSETS
  Beginning of the period .............      64,627,248         43,715,455
                                            -----------        -----------
  End of the period ...................     $74,530,635        $64,627,248

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $    15,148        $    17,869
                                            ===========        ===========
  End of the period ...................     $   455,743        $    15,148
                                            ===========        ===========


               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      GROWTH FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997
                                          ----------------  ------------------
                                             (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ........     $   (45,864)      $   (92,402)
  Net realized gain (loss) ............       4,093,998         8,211,774
  Change in unrealized appreciation
    (depreciation) ....................      (1,056,562)         (649,029)
                                            -----------       -----------
    Increase (decrease) in net assets
      from operations .................       2,991,572         7,470,343
                                            -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............               0                 0
    Net realized gain on investments ..               0        (7,950,061)

  RETAIL CLASS
    Net investment income .............               0                 0
    Net realized gain on investments ..               0           (47,193)
                                            -----------       -----------
                                                      0        (7,997,254)
                                            -----------       -----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................      (4,406,039)       (6,626,458)
                                            -----------       -----------
  Total increase (decrease) in net
    assets ............................      (1,414,467)       (7,153,369)

NET ASSETS
  Beginning of the period .............      32,343,542        39,496,911
                                            -----------       -----------
  End of the period ...................     $30,929,075       $32,343,542
                                            ===========       ===========

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $         0       $    11,723
                                            ===========       ===========
  End of the period ...................     $   (45,864)      $         0
                                            ===========       ===========

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                               INTERNATIONAL EQUITY FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997
                                          ----------------  ------------------
                                             (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ........     $   798,098       $ 1,058,259
  Net realized gain (loss) ............       2,688,571         9,242,680
  Change in unrealized appreciation
    (depreciation) ....................       3,503,689       (10,490,463)
                                            -----------       -----------
    Increase (decrease) in net assets
      from operations .................       6,990,358          (189,524)
                                            -----------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............               0          (834,647)
    Net realized gain on investments ..               0       (10,657,570)

  RETAIL CLASS
    Net investment income .............               0            (2,582)
    Net realized gain on investments ..               0           (28,988)
                                            -----------       -----------
                                                      0       (11,523,787)
                                            -----------       -----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................      (8,926,498)        3,472,008
                                            -----------       -----------
  Total increase (decrease) in net
    assets ............................      (1,936,140)       (8,241,303)

NET ASSETS
  Beginning of the period .............      82,421,132        90,662,435
                                            -----------       -----------
  End of the period ...................     $80,484,992       $82,421,132
                                            ===========       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $      (213)      $    25,444
                                            ===========       ===========
  End of the period ...................     $   797,885       $      (213)
                                            ===========       ===========

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  MID-CAP GROWTH FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997*
                                          ----------------  ------------------
                                             (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ........     $    (4,265)        $   (6,248)
  Net realized gain (loss) ............         111,959            156,302
  Change in unrealized appreciation
    (depreciation) ....................          68,427            171,776
                                            -----------         ----------
    Increase (decrease) in net assets
      from operations .................         176,121            321,830
                                            -----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............               0                  0
    In excess of net investment income                0            (18,310)
    Net realized gain on investments ..               0            (92,139)

  RETAIL CLASS
    Net investment income .............               0                  0
    In excess of net investment income                0               (571)
    Net realized gain on investments ..               0             (3,752)
                                            -----------         ----------
                                                      0           (114,772)
                                            -----------         ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................          57,254          1,714,474
                                            -----------         ----------
  Total increase (decrease) in net
    assets ............................         233,375          1,921,532

NET ASSETS
  Beginning of the period .............       1,921,552                 20
                                            -----------         ----------
  End of the period ...................     $ 2,154,927         $1,921,552
                                            ===========         ==========

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $         0         $        0
                                            ===========         ==========
  End of the period ...................     $    (4,265)        $        0
                                            ===========         ==========

*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  MID-CAP VALUE FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997*
                                          ----------------  ------------------
                                            (UNAUDITED)
FROM OPERATIONS

  Net investment income (loss) ........     $    4,199         $   18,110
  Net realized gain (loss) ............        351,527            261,370
  Change in unrealized appreciation
    (depreciation) ....................        (41,595)           268,029
                                            ----------         ----------
    Increase (decrease) in net assets
      from operations .................        314,131            547,509
                                            ----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............              0            (17,197)
    In excess of net investment income               0            (23,118)
    Net realized gain on investments ..              0           (264,726)

  RETAIL CLASS
    Net investment income .............              0               (913)
    In excess of net investment income               0               (620)
    Net realized gain on investments ..              0            (12,852)
                                            ----------         ----------
                                                     0           (319,426)
                                            ----------         ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................        238,182          3,676,401
                                            ----------         ----------
  Total increase (decrease) in net
    assets ............................        552,313          3,904,484

NET ASSETS
  Beginning of the period .............      3,904,504                 20
                                            ----------         ----------
  End of the period ...................     $4,456,817         $3,904,504
                                            ==========         ==========

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $      854         $        0
                                            ==========         ==========
  End of the period ...................     $    5,053         $      854
                                            ==========         ==========

*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  SMALL CAP VALUE FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997*
                                          ----------------  ------------------
                                            (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) .......     $   (21,287)        $  (23,431)
  Net realized gain (loss) ...........         196,758            (38,055)
  Change in unrealized appreciation
    (depreciation) ...................         910,542            829,570
                                           -----------         ----------
    Increase (decrease) in net assets
      from operations ................       1,086,013            768,084
                                           -----------         ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ............               0                  0
    In excess of net investment income               0             (1,797)
    Net realized gain on investments .               0                  0
    In excess of net realized gain on
      investments ....................               0           (176,105)

  RETAIL CLASS
    Net investment income ............               0                  0
    Net realized gain on investments .               0                  0
    In excess of net realized gain on
      investments ....................               0            (53,076)
                                           -----------         ----------
                                                     0           (230,978)
                                           -----------         ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions .....................      14,548,994          4,495,375
                                           -----------         ----------
  Total increase (decrease) in net
    assets ...........................      15,635,007          5,032,481
NET ASSETS
  Beginning of the period ............       5,032,501                 20
                                           -----------         ----------
  End of the period ..................     $20,667,508         $5,032,501
                                           ===========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ............     $         0         $        0
                                           ===========         ==========
  End of the period ..................     $   (21,287)        $        0
                                           ===========         ==========

*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  SMALL CAP VALUE FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997
                                          ----------------  ------------------
                                            (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ........     $  1,542,743      $  2,025,041
  Net realized gain (loss) ............        7,318,288        39,443,172
  Change in unrealized appreciation
    (depreciation) ....................       (4,072,646)        4,289,783
                                            ------------      ------------
    Increase (decrease) in net assets
      from operations .................        4,788,385        45,757,996
                                            ------------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............                0        (1,647,014)
    Net realized gain on investments ..                0       (34,182,555)

  RETAIL CLASS
    Net investment income .............                0          (125,063)
    Net realized gain on investments ..                0        (4,383,758)

  ADMIN CLASS
    Net investment income .............                0                 0
    Net realized gain on investments ..                0                 0
                                            ------------      ------------
                                                       0       (40,338,390)
                                            ------------      ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................      109,948,350       110,485,816
                                            ------------      ------------
  Total increase (decrease) in net
    assets ............................      114,736,735       115,905,422

NET ASSETS
  Beginning of the period .............      279,530,290       163,624,868
                                           -------------      ------------
  End of the period ...................     $394,267,025      $279,530,290
                                            ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $    241,190      $     67,474
                                            ============      ============
  End of the period ...................     $  1,783,933      $    241,190
                                            ============      ============

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  STRATEGIC VALUE FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997*
                                          ----------------  ------------------
                                            (UNAUDITED)
FROM OPERATIONS
  Net investment income (loss) ........     $   (2,002)       $    (1,131)
  Net realized gain (loss) ............         34,413             12,191
  Change in unrealized appreciation
    (depreciation) ....................        108,568            114,357
                                            ----------        -----------
    Increase (decrease) in net assets
      from operations .................        140,979            125,417
                                            ----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income .............              0                  0
    In excess of net investment income               0            (14,759)
    Net realized gain on investments ..              0                  0

  RETAIL CLASS
    Net investment income .............              0                  0
    In excess of net investment income               0             (4,144)
    Net realized gain on investments ..              0                  0
                                            ----------        -----------
                                                     0            (18,903)
                                            ----------        -----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions ......................         86,806          1,138,247
                                            ----------        -----------
  Total increase (decrease) in net
    assets ............................        227,785          1,244,761

NET ASSETS
  Beginning of the period .............      1,244,781                 20
                                            ----------        -----------
  End of the period ...................     $1,472,566        $1,244,781
                                            ==========        ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period .............     $        0        $         0
                                            ==========        ===========
  End of the period ...................     $   (2,002)       $         0
                                            ==========        ===========

*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    WORLDWIDE FUND
                                        ----------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED
                                           JUNE 30, 1998    DECEMBER 31, 1997
                                          ----------------  ------------------
                                            (UNAUDITED)
FROM OPERATIONS

  Net investment income (loss) .........     $  132,890        $  287,881
  Net realized gain (loss) .............        114,481           532,609
  Change in unrealized appreciation
    (depreciation) .....................       (262,825)         (570,405)
                                             ----------        ----------
    Increase (decrease) in net assets
      from operations ..................        (15,454)          250,085
                                             ----------        ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..............              0          (284,030)
    Net realized gain on investments ...              0          (410,676)

  RETAIL CLASS
    Net investment income ..............              0              (811)
    Net realized gain on investments ...              0            (1,202)
                                             ----------        ----------
                                                      0          (696,719)
                                             ----------        ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 4)
  Increase (decrease) in net assets
    derived from capital share
    transactions .......................         49,710           873,745
                                             ----------        ----------
  Total increase (decrease) in net
    assets .............................         34,256           427,111

NET ASSETS
  Beginning of the period ..............      5,616,604         5,189,493
                                             ----------        ----------
  End of the period ....................     $5,650,860        $5,616,604
                                             ==========        ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..............     $   (8,240)       $   12,271
                                             ==========        ==========
  End of the period ....................     $  124,650        $   (8,240)
                                             ==========        ==========

               See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                             CORE VALUE FUND
                                                        ------------------------
                                                              INSTITUTIONAL
                                                                  CLASS
                                                        ------------------------
                                                          1998*        1997
                                                        -------      -------
                                                      (UNAUDITED)

Net asset value, beginning of period .................  $  17.64       $ 15.60
                                                        --------       -------
Income from investment operations --
  Net investment income (loss) .......................      0.11          0.18
  Net realized and unrealized gain (loss) on
    investments ......................................      1.46          4.32
                                                        --------       -------
    Total from investment operations .................      1.57          4.50
                                                        --------       -------
Less distributions --
  Dividends from net investment income ...............      0.00         (0.19)
  Distributions from net realized capital gains ......      0.00         (2.27)
                                                        --------       -------
    Total distributions ..............................      0.00         (2.46)
                                                        --------       -------
Net asset value, end of period .......................  $  19.21       $ 17.64
                                                        ========       =======
Total return (%)(a) ..................................       8.9          29.2
Net assets, end of period (000) ......................  $ 72,730       $63,303
Ratio of operating expenses to average net
  assets (%)(b) ......................................      0.82          0.84
Ratio of net investment income to average net
  assets (%) .........................................      1.24          1.12
Portfolio turnover rate (%) ..........................        34            64
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements
  would have been (%)(b) .............................      0.82          0.84
Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been: .........................................  $   0.11       $  0.18

  * For the six months ended June 30, 1998.
 ** From commencement of class operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

                                CORE VALUE FUND
--------------------------------------------------------------------------------
               INSTITUTIONAL CLASS                         RETAIL CLASS
--------------------------------------------------      -------------------
     1996         1995        1994         1993         1998*       1997**
   --------     --------    --------     --------      -------      ------
                                                     (UNAUDITED)

   $  14.57     $  11.80    $  12.49     $  11.53     $  17.62     $  15.60
   --------     --------    --------     --------     --------     --------

       0.22         0.23        0.15         0.13         0.09         0.15(d)
       2.83         3.93       (0.26)        1.24         1.45         4.30
   --------     --------    --------     --------     --------     --------
       3.05         4.16       (0.11)        1.37         1.54         4.45
   --------     --------    --------     --------     --------     --------

      (0.22)       (0.23)      (0.15)       (0.12)        0.00        (0.16)
      (1.80)       (1.16)      (0.43)       (0.29)        0.00        (2.27)
   --------     --------    --------     --------     --------     --------
      (2.02)       (1.39)      (0.58)       (0.41)        0.00        (2.43)
   --------     --------    --------     --------     --------     --------
   $  15.60     $  14.57    $  11.80     $  12.49     $  19.16     $  17.62
   ========     ========    ========     ========     ========     ========
       21.2         35.2        (0.9)        11.9          8.7         28.9
   $ 43,715     $ 36,465    $ 25,946     $ 20,657     $  1,801     $  1,324
       1.13         1.20        1.33         1.50         1.10         1.10
       1.44         1.61        1.28         1.23         0.95         0.84
         58           60          48           53           34           64

       1.13         1.20        1.33         1.56         2.20         6.17

   $   0.22     $   0.23    $   0.15     $   0.12     $  (0.01)    $  (0.73)(d)

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                               GROWTH FUND
                                                        -----------------------
                                                              INSTITUTIONAL
                                                                  CLASS
                                                         ----------------------
                                                           1998*        1997
                                                         -------      -------
                                                       (UNAUDITED)

Net asset value, beginning of period .................  $  12.63       $ 13.44
                                                        --------       -------
Income from investment operations --
 Net investment income (loss) ........................     (0.02)        (0.04)
 Net realized and unrealized gain (loss) on investments     1.26          3.17
                                                        --------       -------
   Total from investment operations ..................      1.24          3.13
                                                        --------       -------
Less distributions --
   Dividends from net investment income ..............      0.00          0.00
   Distributions from capital ........................      0.00          0.00
   Distributions from net realized capital gains .....      0.00         (3.94)
                                                        --------       -------
     Total distributions .............................      0.00         (3.94)
                                                        --------       -------
 Net asset value, end of period ......................  $  13.87       $ 12.63
                                                        ========       =======

 Total return (%)(a) .................................       9.8          24.5
 Net assets, end of period (000) .....................  $ 30,342       $32,149
 Ratio of operating expenses to average
  net assets (%)(b)(c)................................      0.85          0.85
 Ratio of net investment income to average
  net assets (%)(b) ..................................     (0.29)        (0.26)
 Portfolio turnover rate (%) .........................        82           116
 The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(b) ..................      0.99          0.98
 Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements net investment
   income per share would have been: .................  $  (0.03)      $ (0.05)

 *  For the six months ended June 30, 1998.
**  From commencement of class operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b)  Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

                                GROWTH FUND
--------------------------------------------------------------------------------
               INSTITUTIONAL CLASS                         RETAIL CLASS
--------------------------------------------------      -------------------
     1996         1995        1994         1993         1998*       1997**
   --------     --------    --------     --------      -------      ------
                                                     (UNAUDITED)
   $  15.27     $  12.50    $  13.02     $  12.46     $  12.59     $  13.44
   --------     --------    --------     --------     --------     --------

      (0.07)        0.00       (0.02)        0.00        (0.03)(d)    (0.07)
       3.08         3.86       (0.45)        1.16         1.25         3.16
   --------     --------    --------     --------     --------     --------
       3.01         3.86       (0.47)        1.16         1.22         3.09
   --------     --------    --------     --------     --------     --------

       0.00         0.00        0.00         0.00         0.00         0.00
       0.00         0.00       (0.01)        0.00         0.00         0.00
      (4.84)       (1.09)      (0.04)       (0.60)        0.00        (3.94)
   --------     --------    --------     --------     --------     --------
      (4.84)       (1.09)      (0.05)       (0.60)        0.00        (3.94)
   --------     --------    --------     --------     --------     --------
   $  13.44     $  15.27    $  12.50     $  13.02     $  13.81     $  12.59
   ========     ========    ========     ========     ========     ========
       19.9         30.9        (3.7)         9.3          9.7         24.2
   $ 39,497     $ 45,011    $ 36,580     $ 32,385     $    587     $    194
       1.10         1.08        1.16         1.20         1.10         1.10
      (0.47)       (0.29)      (0.14)       (0.17)       (0.54)       (0.42)
         99           48          46           64           82          116

       1.10         1.08        1.16         1.20         4.87        12.96

   $  (0.07)    $   0.00    $  (0.02)    $   0.00     $  (0.28)(d) $  (2.00)

-----------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                            INSTITUTIONAL
                                                             EQUITY FUND
                                                      -----------------------
                                                            INSTITUTIONAL
                                                                CLASS
                                                      -----------------------
                                                          1998*       1997
                                                        -------      -------
                                                      (UNAUDITED)
Net asset value, beginning of period ................  $  11.30     $ 13.16
                                                        --------    -------
Income from investment operations --
   Net investment income (loss) ......................      0.12       0.15(d)
   Net realized and unrealized gain (loss) on investment    0.88      (0.27)
                                                        --------    -------
     Total from investment operations ................      1.00      (0.12)
                                                        --------    -------
 Less distributions --
   Dividends from net investment income ..............      0.00      (0.19)
   Distributions from net realized capital gains .....      0.00      (1.55)
                                                        --------    -------
     Total distributions .............................      0.00      (1.74)
                                                        --------    -------
 Net asset value, end of period ......................  $  12.30    $ 11.30
                                                        ========    =======
 Total return (%)(a) .................................       8.9       (1.0)
 Net assets, end of period (000) .....................  $ 80,278    $82,188
 Ratio of operating expenses to average net
   assets (%)(b)(c) ..................................      1.00       1.00
 Ratio of net investment income to average net
   assets (%((b) .....................................      1.96       1.12
 Portfolio turnover rate (%) .........................        70        119
 The ratios of expenses to average net assets
   without giving effect to the voluntary expense
   limitations described in Note 3 to the Financial
   Statements would have been (%)(b) .................      1.17       1.16
 Without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements net investment income per share would
  have been: .........................................  $   0.11    $  0.13(d)

  * For the six months ended June 30, 1998.
**  From commencement of class operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
               INSTITUTIONAL CLASS                         RETAIL CLASS
--------------------------------------------------      -------------------
     1996         1995        1994         1993         1998*       1997**
   --------     --------    --------     --------      -------      ------
                                                     (UNAUDITED)
   $  11.65     $  11.61    $  12.90     $   9.64     $  11.28     $  13.16
   --------     --------    --------     --------     --------     --------

       0.12         0.14        0.15         0.11         0.09         0.10(d)
       2.01         0.87       (0.38)        3.61         0.88        (0.26)
   --------     --------    --------     --------     --------     --------
       2.13         1.01       (0.23)        3.72         0.97        (0.16)
   --------     --------    --------     --------     --------     --------

      (0.09)       (0.14)      (0.14)       (0.10)        0.00        (0.17)
      (0.53)       (0.83)      (0.92)       (0.36)        0.00        (1.55)
   --------     --------    --------     --------     --------     --------
      (0.62)       (0.97)      (1.06)       (0.46)        0.00        (1.72)
   --------     --------    --------     --------     --------     --------
   $  13.16     $  11.65    $  11.61     $  12.90     $  12.25     $  11.28
   ========     ========    ========     ========     ========     ========

       18.3          8.7        (1.8)        38.5          8.6         (1.3)
   $ 90,662     $ 79,488    $ 73,189     $ 56,560     $    207     $    233
       1.42         1.45        1.46         1.50         1.25         1.25
       0.96         1.16        1.30         1.20         1.54         0.73
        151          133         116          128           70          119

       1.42         1.45        1.46         1.72         9.75        16.24

   $   0.12     $   0.14    $   0.15     $   0.09     $  (0.39)    $  (1.93)(d)

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                  MID-CAP GROWTH FUND
                                         ---------------------------------------
                                          INSTITUTIONAL
                                              CLASS              RETAIL CLASS
                                         ----------------      ----------------
                                         1998*     1997**      1998*     1997**
                                         -----     ------      -----     ------
                                     (UNAUDITED)            (UNAUDITED)
Net asset value, beginning of period   $ 11.49    $ 10.00     $ 11.49   $ 10.00
                                       -------    -------     -------   -------
Income from investment operations --
  Net investment income (loss) ......    (0.02)     (0.03)      (0.03)    (0.06)
  Net realized and unrealized
    gain (loss) on investments ......     1.06       2.26        1.06      2.27
                                       -------    -------     -------   -------
    Total from investment operations      1.04       2.23        1.03      2.21
                                       -------    -------     -------   -------
Less distributions --
    Dividends from net investment
      income ........................     0.00       0.00        0.00      0.00
    Distributions in excess of
      net investment income .........     0.00      (0.12)       0.00     (0.10)
    Distributions from net realized
      capital gains .................     0.00      (0.62)       0.00     (0.62)
                                       -------    -------     -------   -------
      Total distributions ...........     0.00      (0.74)       0.00     (0.72)
                                       -------    -------     -------   -------
Net asset value, end of period ......  $ 12.53    $ 11.49     $ 12.52   $ 11.49
                                       =======    =======     =======   =======
Total return (%)(a) .................      9.1       22.7         9.0      22.4
Net assets, end of period (000) .....  $ 2,054    $ 1,848     $   101   $    74
Ratio of operating expenses to
   average net assets(%)(b)(c) ......     1.00       1.00        1.25      1.25
Ratio of net investment income
   to average net assets(%)(b) ......    (0.42)     (0.38)      (0.67)    (0.67)
Portfolio turnover rate (%) .........       70        174          70       174
The ratios of expenses to average
   net assets without giving effect
   to the voluntary expense
   limitations described in Note 3
   to the Financial Statements
   would have been (%)(b) ...........     6.80       9.35       28.89     36.58
Without giving effect to the
   voluntary expense limitations
   described in Note 3 to the
   Financial Statements net
   investment income per share
   would have been: .................  $ (0.36)   $ (0.60)    $ (1.33)  $ (3.29)

  * For the six months ended June 30, 1998.
 ** Commencement of operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                  MID-CAP VALUE FUND
                                         ---------------------------------------
                                          INSTITUTIONAL
                                              CLASS              RETAIL CLASS
                                         ----------------      ----------------
                                         1998*     1997**      1998*     1997**
                                         -----     ------      -----     ------
                                     (UNAUDITED)            (UNAUDITED)

Net asset value, beginning of period   $ 11.53    $ 10.00     $ 11.53   $ 10.00
                                       -------    -------     -------   -------
Income from investment operations --
  Net investment income (loss) ......     0.01       0.07        0.00      0.03
  Net realized and unrealized gain (loss) on
    investments .....................     0.92       2.54        0.91      2.55
                                       -------    -------     -------   -------
    Total from investment operations      0.93       2.61        0.91      2.58
                                       -------    -------     -------   -------
Less distributions --
  Dividends from net investment
   income ...........................     0.00      (0.14)       0.00     (0.11)
  Distributions from net realized
   capital gains .....................    0.00      (0.94)       0.00     (0.94)
                                       -------    -------     -------   -------
      Total distributions ...........     0.00      (1.08)       0.00     (1.05)
                                       -------    -------     -------   -------
Net asset value, end of period ......  $ 12.46    $ 11.53     $ 12.44   $ 11.53
                                       =======    =======     =======   =======
Total return (%)(a) .................      8.1       26.3         7.9      26.0
Net assets, end of period (000) .....  $ 4,242    $ 3,736     $   215   $   168
Ratio of operating expenses
   to average net assets (%)(b)(c) ..     1.00       1.00        1.25      1.25
Ratio of net investment income
   to average net assets (%)(b) .....     0.21       0.74       (0.04)     0.42
Portfolio turnover rate (%) .........      152        130         152       130
  The ratios of expenses to average
   net assets without giving
   effect to the voluntary expense
   limitations described in Note 3
   to the Financial Statements
   would have been (%)(b) ...........     3.84       6.65       12.55     27.99)
  Without giving effect to the
   voluntary expense limitations
   described in Note 3 to the
   Financial Statements net
   investment income per share
   would have been: .................  $ (0.16)   $ (0.49)    $ (0.24)  $ (1.90)

  * For the six months ended June 30, 1998.
 ** Commencement of operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                  SMALL CAP GROWTH FUND
                                         ---------------------------------------
                                          INSTITUTIONAL
                                              CLASS              RETAIL CLASS
                                         ----------------      ----------------
                                         1998*     1997**      1998*     1997**
                                         -----     ------      -----     ------
                                     (UNAUDITED)            (UNAUDITED)
Net asset value, beginning of period  $ 11.32   $ 10.00     $ 11.30  $ 10.00
                                      -------   -------     -------  -------
Income from investment operations --
   Net investment income (loss) .....   (0.01)    (0.07)(d)   (0.04)   (0.10)(d)
   Net realized and unrealized
    gain (loss) on investments ......    1.28      1.99        1.30     1.99
                                      -------   -------     -------  -------
     Total from investment operations    1.27      1.92        1.26     1.89
                                      -------   -------     -------  -------
Less distributions --
  Dividends from net
     investment income ..............    0.00      0.00        0.00     0.00
  Distributions in excess of
    net investment income ...........    0.00     (0.01)       0.00     0.00
  Distributions from net
    realized capital gains ..........    0.00      0.00        0.00     0.00
  Distributions in excess
   of net realized capital
   gains ............................    0.00     (0.59)       0.00    (0.59)
                                      -------   -------     -------  -------
      Total distributions ...........    0.00     (0.60)       0.00    (0.59)
                                      -------   -------     -------  -------
Net asset value, end of period ...... $ 12.59   $ 11.32     $ 12.56  $ 11.30
                                      =======   =======     =======  =======
Total return (%)(a) .................    11.2      19.4        11.2     19.2
Net assets, end of period (000) ..... $18,815   $ 3,893     $ 1,853  $ 1,139
Ratio of operating expenses
  to average net assets
  (%)(b)(c) .........................    1.00      1.00        1.25     1.25
Ratio of net investment
   income to average net
   assets (%)(b) ....................   (0.46)    (0.65)      (0.79)   (0.94)
Portfolio turnover rate (%) .........      68       211          68      211
The ratios of expenses to
   average net assets without
   giving effect to the voluntary
   expense limitations described in
   Note 3 to the Financial Statements
   would have been (%)(b) ...........    2.54      5.81        3.92     7.82
Without giving effect to the
   voluntary expense
   limitations described
   in Note 3 to the Financial
   Statements net investment
   income per share would
   have been: ....................... $ (0.04)  $ (0.56)(d) $ (0.19) $ (0.77)(d)

  * For the six months ended June 30, 1998.
 ** Commencement of operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                                SMALL CAP
                                                                VALUE FUND
                                                        ------------------------
                                                              INSTITUTIONAL
                                                                  CLASS
                                                        ------------------------
                                                          1998*        1997
                                                        -------      -------
                                                      (UNAUDITED)
Net asset value, beginning of period .................  $  18.62       $ 17.39
                                                        --------       -------

Income from investment operations --
   Net investment income (loss) ......................      0.07          0.17
   Net realized and unrealized gain (loss) on investment    0.47          4.26
                                                        --------       -------
     Total from investment operations ................      0.54          4.43
                                                        --------       -------
 Less distributions --
   Dividends from net investment income ..............      0.00         (0.15)
   Distributions from net realized capital gains .....      0.00         (3.05)
                                                        --------       -------
     Total distributions .............................      0.00         (3.20)
                                                        --------       -------
 Net asset value, end of period ......................  $  19.16       $ 18.62
                                                        ========       =======
 Total return (%)(a) .................................       2.9          26.0
 Net assets, end of period (000) .....................  $334,135       $245,177
 Ratio of operating expenses to average
  net assets (%)(b)(c) ...............................      0.94          0.94
 Ratio of net investment income to average
  net assets (%)(b) ..................................      0.94          0.97
 Portfolio turnover rate (%) .........................        45            94
 The ratios of expenses to average net
  assets without giving effect to the
  voluntary expense limitations described
  in Note 3 to the Financial Statements
  would have been (%)(b) .............................      0.94          0.94
 Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements net investment
  income per share would have been: ..................  $   0.07       $  0.17

  * For the six months ended June 30, 1998.
 ** From commencement of class operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

                               SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
               INSTITUTIONAL CLASS                         RETAIL CLASS
--------------------------------------------------      -------------------
     1996         1995        1994         1993         1998*       1997**
   --------     --------    --------     --------      -------      ------
                                                     (UNAUDITED)
   $  15.33     $  12.86    $  14.13     $  12.88     $  18.62     $  17.39
   --------     --------    --------     --------     --------     --------

       0.11         0.04       (0.04)        0.00         0.06         0.15(d)
       4.47         4.06       (1.12)        3.15         0.46         4.21
   --------     --------    --------     --------     --------     --------
       4.58         4.10       (1.16)        3.15         0.52         4.36
   --------     --------    --------     --------     --------     --------

      (0.11)       (0.04)       0.00         0.00         0.00        (0.08)
      (2.41)       (1.59)      (0.11)       (1.90)        0.00        (3.05)
   --------     --------    --------     --------     --------     --------
      (2.52)       (1.63)      (0.11)       (1.90)        0.00        (3.13)
   --------     --------    --------     --------     --------     --------
   $  17.39     $  15.33    $  12.86     $  14.13     $  19.14     $  18.62
   ========     ========    ========     ========     ========     ========
       30.4         32.1        (8.2)        24.7          2.8         25.6
   $163,625     $ 90,455    $ 73,126     $ 67,553     $ 59,437     $ 34,353
       1.19         1.25        1.27         1.35         1.20         1.25
       0.80         0.29       (0.30)       (0.38)        0.69         0.79
         73          155          87          106           45           94

       1.19         1.25        1.27         1.35         1.20         1.35

   $   0.11     $   0.04    $  (0.04)    $   0.00     $   0.06     $   0.13(d)

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 1998 (UNAUDITED)
                                                                      SMALL CAP
                                                                      VALUE FUND
                                                                     ----------
                                                                        ADMIN
                                                                        CLASS
                                                                     -----------
                                                                        1998***
                                                                      ----------
Net asset value, beginning of period .............................     $  18.62
                                                                       --------
Income from investment operations --
  Net investment income (loss) ...................................         0.02
  Net realized and unrealized gain (loss) on investments .........         0.47
                                                                       --------
    Total from investment operations .............................         0.49
                                                                       --------
Less distributions --
  Dividends from net investment income ...........................         0.00
  Distributions from capital .....................................         0.00
                                                                       --------
    Total distributions ..........................................         0.00
                                                                       --------
Net asset value, end of period ...................................     $  19.11
                                                                       ========
Total return (%)(a) ..............................................          2.6
Net assets, end of period (000) ..................................     $    695
Ratio of operating expenses to average net assets (%)(b)(c) ......         1.50
Ratio of net investment income to average net assets (%)(b) ......         2.17
Portfolio turnover rate (%)(c) ...................................           45
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(b) ..............................         7.10
Without giving effect to the voluntary expense
  limitations described in Note 3 to the
  Financial Statements net investment income
  per share would have been: .....................................     $  (0.02)

*** From commencement of class operations on January 2, 1998.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
                                                  STRATEGIC VALUE FUND
                                         ---------------------------------------
                                          INSTITUTIONAL
                                              CLASS              RETAIL CLASS
                                         ----------------      ----------------
                                         1998*     1997**      1998*     1997**
                                         -----     ------      -----     ------
                                     (UNAUDITED)            (UNAUDITED)
Net asset value, beginning of period   $ 11.76    $ 10.00     $ 11.76   $ 10.00
                                       -------    -------     -------   -------
Income from investment operations --
   Net investment income (loss) .....    (0.01)     (0.01)(d)   (0.03)    (0.06)(d)
   Net realized and unrealized
    gain (loss) on investments ......     1.27       1.98        1.27      2.00
                                       -------    -------     -------   -------
     Total from investment operations     1.26       1.97        1.24      1.94
                                       -------    -------     -------   -------
Less distributions --
   Dividends from net
    investment income ...............     0.00       0.00        0.00      0.00
   Distributions in excess of
    net investment income ...........     0.00      (0.21)       0.00     (0.18)
   Distributions from net
    realized capital gains ..........     0.00       0.00        0.00      0.00
                                       -------    -------     -------   -------
      Total distributions ...........     0.00      (0.21)       0.00     (0.18)
                                       -------    -------     -------   -------
Net asset value, end of period ......  $ 13.02    $ 11.76     $ 13.00   $ 11.76
                                       =======    =======     =======   =======
Total return (%)(a) .................     10.7       19.7        10.5      19.4
Net assets, end of period (000) .....  $ 1,163    $   965     $   309   $   279
Ratio of operating expenses
   to average net assets(%)(b)(c) ...     1.00       1.00        1.25      1.25
Ratio of net investment income
   to average net assets(%)(b) ......    (0.23)     (0.05)      (0.47)    (0.49)
Portfolio turnover rate (%) .........       21         34          21        34
The ratios of expenses to average
   net assets without giving effect
   to the voluntary expense
   limitations described in Note 3
   to the Financial Statements would
   have been (%)(b) .................     9.99      16.55       14.54     21.33
Without giving effect to the voluntary expense
   limitations described in Note 3 to
   the Financial Statements net
   investment income per share would
   have been: .......................  $ (0.60)   $ (1.76)(d) $ (0.88)  $  (2.50)(d)

  * For the six months ended June 30, 1998.
 ** Commencement of fund operations on January 2, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 1998 (UNAUDITED)
                                                                     WORLDWIDE
                                                                       FUND
                                                                    ----------
                                                                   INSTITUTIONAL
                                                                       CLASS
                                                                   ------------
                                                                       1998*
                                                                   ------------
                                                                    (UNAUDITED)

Net asset value, beginning of period .............................      $  9.86
                                                                        -------
Income from investment operations --
  Net investment income (loss) ...................................         0.23
  Net realized and unrealized gain (loss) on investments .........        (0.24)
                                                                        -------
    Total from investment operations .............................        (0.01)
                                                                        -------
Less distributions --
  Dividends from net investment income ...........................         0.00
  Distributions from net realized capital gains ..................         0.00
                                                                        -------
    Total distributions ..........................................         0.00
                                                                        -------
Net asset value, end of period ...................................      $  9.85
                                                                        =======
Total return (%)(a) ..............................................         (0.1)
Net assets, end of period (000) ..................................      $ 5,571
Ratio of operating expenses to average net assets (%)(b)(c) ......         1.00
Ratio of net investment income to average net assets (%)(b) ......         4.47
Portfolio turnover rate (%) ......................................           61
The ratios of expenses to average net assets without giving effect to the voluntary expense limitations described in Note 3 to the
  Financial Statements would have been (%)(b) ....................         3.13
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net investment
  income per share would have been: ..............................      $  0.12

  * For the six months ended June 30, 1998.
 ** Commencement of operations on May 1, 1996 and January 2, 1997, for the
    Institutional and Retail Classes, respectively.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(b) Annualized for periods less than one year.
(c) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

                                 WORLDWIDE FUND
-------------------------------------------------------------------------------
          INSTITUTIONAL CLASS                     RETAIL CLASS
       -------------------------           -----------------------------
           1997         1996**                 1998*         1997**
           ----         ------                 -----         ------
                                            (UNAUDITED)
          $ 10.63     $  10.00                $  9.86       $ 10.63
          -------     --------                -------       -------

             0.47         0.30                   0.20(d)       0.38(d)
            (0.10)        0.63                  (0.24)        (0.03)
          -------     --------                -------       -------
             0.37         0.93                  (0.04)         0.35
          -------     --------                -------       -------

            (0.47)       (0.30)                  0.00         (0.45)
            (0.67)        0.00                   0.00         (0.67)
          -------     --------                -------       -------
            (1.14)       (0.30)                  0.00         (1.12)
          -------     --------                -------       -------
          $  9.86     $  10.63                $  9.82       $  9.86
          =======     ========                =======       =======
              3.5          9.2                   (0.4)          3.3
          $ 5,597     $  5,189                $    79       $    20
             1.00         1.00                   1.25          1.25
             3.89         4.62                   3.87          3.58
              134           76                     61           134

             2.62         3.72                  23.52        214.91

          $  0.27     $   0.13                $ (0.97)(d)   $(23.33)(d)

--------------------------------------------------------------------------------
     LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 1998 (UNAUDITED)

1. Loomis Sayles Funds is comprised of seventeen no-load mutual funds (the "Funds").

Each Fund is a series of Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

Fixed Income Funds                                      Equity Funds
------------------                                      ------------

Loomis Sayles Bond Fund                                 Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                          Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                           Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund           Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund                Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                       Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                      Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund           Loomis Sayles Strategic Value Fund
                                                        Loomis Sayles Worldwide Fund

The Equity Funds offer Institutional and Retail Class shares. Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. Retail and Institutional Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to its distribution plan.

January 2, 1998, the Small Cap Value Fund commenced operations of an additional class of shares ("Admin Class"). These shares are subject to distribution fees at an annual rate of 0.25% of the Fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, and to administrative fees at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Admin Class.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Equity Funds:

A. SECURITY VALUATION -- Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Long-term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of foreign currency contracts is included in the cost basis of the associated investment.

Each Fund may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts to protect its securities against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward currency exchange rate and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statements of Assets and Liabilities. Realized gain or loss is recognized when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 1998, there were no open forward foreign currency exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets.

Investment income, realized and unrealized gains and losses, and the common expenses of a fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. WHEN-ISSUED SECURITIES -- Each Fund may purchase securities on a when-issued basis. Securities purchased on a when-issued basis are purchased for delivery beyond the normal settlement period at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Each Fund instructs the custodian to establish a segregated account in which it maintains liquid assets at least equal to the amount of its when-issued purchase commitments. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. At June 30, 1998, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions, if any, are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for litigation proceeds, foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales and excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains are determined on a Fund level.

I. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- Amortization of initial registration costs incurred in 1996 and 1997 related to commencement of new funds and/or classes are amortized over 12 months. Organization costs incurred by the Worldwide Fund are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding long-term U.S. Government securities and short-term investments) for each Fund for the period ended June 30, 1998 were as follows:

                                                Purchases            Sales
                                           ----------------      -------------
Core Value Fund .........................      $ 28,498,930      $ 23,014,895
Growth Fund .............................        25,655,284        28,520,978
International Equity Fund ...............        54,313,239        59,054,601
Mid-Cap Growth Fund .....................         1,332,988         1,324,543
Mid-Cap Value Fund ......................         6,870,738         6,213,515
Small Cap Growth Fund ...................        20,070,252         5,976,767
Small Cap Value .........................       245,761,748       134,663,648
Strategic Value Fund ....................           518,031           288,062
Worldwide Fund ..........................         2,512,647         3,547,418

Purchases and sales of long-term U.S. Government securities occurred in the Worldwide Fund and totaled $864,563 and $49,812, respectively.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended June 30, 1998, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by NVEST, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended June 30, 1998 provided for fees at the following annual percentage rate of each Fund's average daily net assets:

                                                                       Annual
                                                                     Percentage
      Fund                                                              Rate
      ----                                                              ----

Core Value Fund ....................................................   0.50%
Growth Fund ........................................................   0.50%
International Equity Fund ..........................................   0.75%
Mid-Cap Growth Fund ................................................   0.75%
Mid-Cap Value Fund .................................................   0.75%
Small Cap Growth Fund ..............................................   0.75%
Small Cap Value Fund ...............................................   0.75%
Strategic Value Fund ...............................................   0.50%
Worldwide Fund .....................................................   0.75%

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                 Maximum Expense Ratios
                                       ---------------------------------------
                                       Institutional      Retail        Admin
      Fund                                 Class          Class         Class
      ----                                 -----          -----         -----

Core Value Fund .....................      0.85%          1.10%           --
Growth Fund .........................      0.85%          1.10%           --
International Equity Fund ...........      1.00%          1.25%           --
Mid-Cap Growth Fund .................      1.00%          1.25%           --
Mid-Cap Value Fund ..................      1.00%          1.25%           --
Small Cap Growth Fund ...............      1.00%          1.25%           --
Small Cap Value Fund ................      1.00%          1.25%         1.50%
Strategic Value Fund ................      1.00%          1.25%           --
Worldwide Fund ......................      1.00%          1.25%           --

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, NVEST or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

B. SHAREHOLDERS -- At June 30, 1998, Loomis Sayles Funded Pension Plan and the Loomis Sayles & Company, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                                    Profit
                                                      Pension       Sharing
                                                       Plan          Plan
                                                       ----          ----
Core Value Fund ...............................        372,470      540,129
Growth Fund ...................................        136,863      736,966
International Equity Fund .....................      1,002,404      457,250
Mid-Cap Growth Fund ...........................          --         148,757
Mid-Cap Value Fund ............................          --         140,650
Small Cap Growth Fund .........................        238,178      194,611
Small Cap Value Fund ..........................        159,082      963,681
Strategic Value Fund ..........................          --          70,825
Worldwide Fund ................................        458,729       77,408

4. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the period indicated:

                                                          Loomis Sayles Core Value Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....         375,032       $  7,004,093          921,281      $  16,764,969
                                          ----------       ------------       ----------      -------------
Issued in connection with the
  reinvestment of distributions ....               0                  0          411,076          7,179,304
Redeemed ...........................        (178,425)        (3,369,345)        (544,799)        (9,494,995)
                                          ----------       ------------       ----------      -------------
Net change .........................         196,607       $  3,634,748          787,558      $  14,449,278
                                          ==========       ============       ----------      -------------


Retail Class Shares                          Shares           Amount            Shares*           Amount*
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          44,521       $    856,260          107,737      $   1,958,564
Issued in connection with the
  reinvestment of distributions ....               0                  0            8,390            145,675
Redeemed ...........................         (25,703)          (484,432)         (40,972)          (699,525)
                                          ----------       ------------       ----------      -------------
Net change .........................          18,818       $    371,828           75,155      $   1,404,714
                                          ==========       ============       ==========      =============

*From January 2, 1997 (commencement of class operations).

                                                            Loomis Sayles Growth Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          70,497       $    895,642          253,404      $   3,601,402
Issued in connection with the
  reinvestment of distributions ....               0                  0          616,053          7,726,539
Redeemed ...........................        (428,782)        (5,625,526)      (1,261,701)       (18,196,471)
                                          ----------       ------------       ----------      -------------
Net change .........................        (358,285)      $ (4,729,884)        (392,244)     $  (6,868,530)
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares*           Amount*
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          29,478       $    354,709           76,184      $   1,122,980
Issued in connection with the
  reinvestment of distributions ....               0                  0            3,662             45,392
Redeemed ...........................          (2,408)           (30,864)         (64,436)          (926,300)
                                          ----------       ------------       ----------      -------------
Net change .........................          27,070       $    323,845           15,410      $     242,072
                                          ==========       ============       ==========      =============

*From January 2, 1997 (commencement of class operations).

                                                       Loomis Sayles International Equity Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....         424,636       $  5,385,895          784,236      $  10,550,546
Issued in connection with the
  reinvestment of distributions ....               0                  0          821,217          9,502,779
Redeemed ...........................      (1,168,141)       (14,266,890)      (1,224,562)       (16,864,605)
                                          ----------       ------------       ----------      -------------
Net change .........................        (743,505)      $ (8,880,995)         380,891      $   3,188,720
                                          ==========       ============       ==========      =============

                                                       Loomis Sayles International Equity Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997
                                          ------------------------------  ----------------------------------
Retail Class Shares                          Shares           Amount            Shares*           Amount*
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          18,652       $    239,509           61,345      $     821,531
Issued in connection with the
  reinvestment of distributions ....               0                  0            2,712             31,215
Redeemed ...........................         (22,439)          (285,012)         (43,382)          (569,458)
                                          ----------       ------------       ----------      -------------
Net change .........................          (3,787)      $    (45,503)          20,675      $     283,288
                                          ==========       ============       ==========      =============

*From January 2, 1997 (commencement of class operations).

                                                            Loomis Sayles MidCap Growth Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997*
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          12,347       $    143,669          177,686      $   1,840,192
Issued in connection with the
  reinvestment of distributions ....               0                  0            9,562            106,040
Redeemed ...........................          (9,311)          (106,395)         (26,426)          (302,973)
                                          ----------       ------------       ----------      -------------
Net change .........................           3,036       $     37,274          160,822      $   1,643,259
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....           1,682       $     19,992            7,906      $      88,646
Issued in connection with the
  reinvestment of distributions ....               0                  0              390              4,320
Redeemed ...........................              (1)               (12)          (1,893)           (21,751)
                                          ----------       ------------       ----------      -------------
Net change .........................           1,681       $     19,980            6,403      $      71,215
                                          ==========       ============       ==========      =============
*From January 2, 1997 (commencement of operations).

                                                            Loomis Sayles Mid-Cap Value Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997*
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          47,284       $    575,053          309,654      $   3,352,605
Issued in connection with the
  reinvestment of distributions ....               0                  0           26,150            296,025
Redeemed ...........................         (31,017)          (369,158)         (11,607)          (141,399)
                                          ----------       ------------       ----------      -------------
Net change .........................          16,267       $    205,895          324,197      $   3,507,231
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....           2,721       $     32,300           13,686      $     159,030
Issued in connection with the
  reinvestment of distributions ....               0                  0              902             10,219
Redeemed ...........................              (1)               (13)              (6)               (79)
                                          ----------       ------------       ----------      -------------
Net change .........................           2,720       $     32,287           14,582      $    169,170
                                          ==========       ============       ==========      =============

*From January 2, 1997 (commencement of class operations).

                                                            Loomis Sayles Small Cap Growth Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997*
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....       1,209,755       $ 14,743,000          365,308      $   3,697,821
Issued in connection with the
  reinvestment of distributions ....               0                  0           16,122            174,112
Redeemed ...........................         (59,821)          (734,715)         (37,420)          (420,264)
                                          ----------       ------------       ----------      -------------
Net change .........................       1,149,934       $ 14,008,285          344,010      $   3,451,669
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....          64,606       $    750,471          108,337      $   1,114,195
Issued in connection with the
  reinvestment of distributions ....               0                  0            4,792             51,662
Redeemed ...........................         (17,923)          (209,762)         (12,312)          (122,151)
                                          ----------       ------------       ----------      -------------
Net change .........................          46,683       $    540,709          100,817      $   1,043,706
                                          ==========       ============       ==========      =============
*From January 2, 1997 (commencement of operations).

                                                            Loomis Sayles Small-Cap Growth Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....       5,562,589       $109,743,674        3,738,215      $  74,208,026
Issued in connection with the
  reinvestment of distributions ....               0                  0        1,901,950         34,745,871
Redeemed ...........................      (1,292,786)       (24,886,212)      (1,877,683)       (35,245,314)
                                          ----------       ------------       ----------      -------------
Net change .........................       4,269,803       $ 84,857,462        3,762,482      $  73,708,583
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares*           Amount*
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....       1,682,778       $ 32,541,420        1,876,793      $  37,883,528
Issued in connection with the
  reinvestment of distributions ....               0                  0          225,201          4,104,426
Redeemed ...........................        (422,151)        (8,121,942)        (256,863)        (5,210,721)
                                          ----------       ------------       ----------      -------------
Net change .........................       1,260,627       $ 24,419,478        1,845,131      $  36,777,233
                                          ==========       ============       ==========      =============

Admin Class Shares**                         Shares           Amount
--------------------------                   ------           ------


Issued from the sale of shares .....          36,548       $    674,729
Issued in connection with the
  reinvestment of distributions ....               0                  0
Redeemed ...........................            (178)            (3,319)
                                          ----------       ------------
Net change .........................          36,370       $    671,410
                                          ==========       ============

 *From January 2, 1997 (commencement of class operations).
**From January 2, 1998 (commencement of class operations).

                                                        Loomis Sayles Strategic Value Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997*
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....           9,408       $    116,110           83,725      $     892,822
Issued in connection with the
  reinvestment of distributions ....               0                  0            1,198             13,783
Redeemed ...........................          (2,168)           (29,291)          (2,824)           (34,372)
                                          ----------       ------------       ----------      -------------
Net change .........................           7,240       $     86,819           82,099      $     872,233
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....               0       $          0           24,027      $     269,111
Issued in connection with the
  reinvestment of distributions ....               0                  0              360              4,143
Redeemed ...........................              (1)               (13)            (616)            (7,240)
                                          ----------       ------------       ----------      -------------
Net change .........................              (1)      $        (13)          23,771      $     266,014
                                          ==========       ============       ==========      =============
*From January 2, 1997 (commencement of operations).

                                                           Loomis Sayles Worldwide Fund
                                          ------------------------------------------------------------------
                                                 Period Ended                        Period Ended
                                                June 30, 1998                     December 31, 1997
                                          ------------------------------  ----------------------------------
Institutional Class Shares                   Shares           Amount            Shares            Amount
--------------------------                   ------           ------            ------            ------
Issued from the sale of shares .....           2,770       $     28,379          220,662      $   2,356,777
Issued in connection with the
  reinvestment of distributions ....               0                  0           70,014            694,603
Redeemed ...........................          (4,715)           (47,381)        (211,051)        (2,199,192)
                                          ----------       ------------       ----------      -------------
Net change .........................          (1,945)      $    (19,002)          79,625      $     852,188
                                          ==========       ============       ==========      =============

Retail Class Shares                          Shares           Amount            Shares*           Amount*
-------------------                          ------           ------            ------            ------
Issued from the sale of shares .....          24,785       $    266,317            1,794      $      19,549
Issued in connection with the
  reinvestment of distributions ....               0                  0              204              2,008
Redeemed ...........................         (18,687)          (197,605)               0                  0
                                          ----------       ------------       ----------      -------------
Net change .........................           6,098       $     68,712            1,998      $      21,557
                                          ==========       ============       ==========      =============

*From January 2, 1997 (commencement of class operations).

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
    BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES
-------------------------------------------------------------------------------
Earl W. Foell                                   Terry R. Lautenbach
Daniel J. Fuss                                  Michael T. Murray
Richard S. Holway

OFFICERS
-------------------------------------------------------------------------------

PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT                        TREASURER
Robert J. Blanding                              Mark W. Holland

VICE PRESIDENTS                                 ASSISTANT TREASURERS
James L. Carroll                                Philip R. Murray
Jerome A. Castellini                            Nicholas H. Palmerino
Mary C. Champagne
E. John deBeer                                  SECRETARY
Paul H. Drexler                                 Sheila M. Barry
William H. Eigen, Jr.
Christopher R. Ely                              ASSISTANT SECRETARY
Quentin P. Faulkner                             Bonnie S. Thompson
Philip C. Fine
Kathleen C. Gaffney
Isaac H. Green
Dean A. Gulis
Martha F. Hodgman
John Hyll
Jeffrey L. Meade
Kent P. Newmark
Scott S. Pape
Jeffrey C. Petherick
Lauren B. Pitalis
Philip J. Schettewi
David L. Smith
Sandra P. Tichenor
Jeffrey W. Wardlow
Gregg D. Watkins
Anthony J. Wilkins
John F. Yeager III

INVESTMENT ADVISER
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8314
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.